Having a strong portfolio is one thing. Having the means to share your dreams with those who matter most is another.

Just like you, we at Marsico Funds have personal and family goals that are worth achieving. That is why we employ an inspired approach to seek exceptional investment opportunities. Because we apply both intuitive insight and rigorous research in managing your investment in the Marsico Funds, you may find that the investing steps you take today can help you toward your hopes and dreams tomorrow.


                                  [PHOTO]

TABLE OF CONTENTS


ANNUAL SHAREHOLDER LETTER                                     3

MARSICO FOCUS FUND                                           17
      Fund Overview                                          17
      Schedule of Investments                                18
      Statement of Assets and Liabilities                    21
      Statement of Operations                                22
      Statements of Changes in Net Assets                    23
      Financial Highlights                                   24

MARSICO GROWTH FUND                                          26
      Fund Overview                                          26
      Schedule of Investments                                27
      Statement of Assets and Liabilities                    31
      Statement of Operations                                32
      Statements of Changes in Net Assets                    33
      Financial Highlights                                   34

MARSICO 21ST CENTURY FUND                                    36
      Fund Overview                                          36
      Schedule of Investments                                37
      Statement of Assets and Liabilities                    41
      Statement of Operations                                42
      Statements of Changes in Net Assets                    43
      Financial Highlights                                   44

MARSICO INTERNATIONAL OPPORTUNITIES FUND                     45
      Fund Overview                                          45
      Schedule of Investments                                46
      Statement of Assets and Liabilities                    52
      Statement of Operations                                53
      Statements of Changes in Net Assets                    54
      Financial Highlights                                   55

NOTES TO FINANCIAL STATEMENTS                                56

REPORT OF INDEPENDENT AUDITORS                               65

TRUSTEE AND OFFICER INFORMATION                              66


This report is submitted for the general information of Marsico Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Funds.

O C T O B E R   2003


DEAR SHAREHOLDER:

Writing an annual report for the Marsico Funds can present a challenge in attempting to summarize a year's worth of Fund performance in a manageable number of pages. This will be our sixth such letter; we celebrated Marsico Capital Management's six-year anniversary in early October 2003.

The purpose of this report is to provide a retrospective summary of the Funds' investment results for the twelve-month fiscal period ending September 30, 2003. It is intended primarily as a means of discussing returns, and to explain the main underlying reasons for the Funds' performance. For a review of our economic and market outlook, please refer to the quarterly shareholder letter dated October 2003 that we previously sent to you, which is also available on our website at www.marsicofunds.com.

INVESTMENT REVIEW BY TOM MARSICO AND JIM HILLARY

MARSICO FOCUS FUND AND MARSICO GROWTH FUND

The Focus Fund and Growth Fund posted total returns of 15.50% and 18.60%, respectively, for the one-year period ending September 30, 2003.(1) For comparative purposes, the S&P 500(R) Index--which we consider to be the Fund's primary equity benchmark--had a total return of 24.40% over the same time period.(1) The Funds each had 5 3/4 years of operating history as of the end of September. Please see the Fund Overviews for more information regarding their longer-term investment performance.

In happier contrast to our last annual report to shareholders (which, in light of the very weak equity returns that prevailed in the prior fiscal year, had an admittedly downcast tone), we can report to you here that the past 12 months have, overall, been a propitious time for equity investors. A summary comment would be to say that the investment experience for the 2002-2003 fiscal year period essentially was an about-face from the prior fiscal year. All 10 economic sectors (GICS classification) that comprise the S&P 500(R) Index had a positive return for the Funds' fiscal year. Seven sectors recorded gains of 20% or greater. The S&P Information Technology and Telecommunications Services sectors, after being resoundingly punished by investors during the 2001-2002 fiscal year, recovered strongly and rose by 60% and 30%, respectively. The weakest-performing area during the year was Consumer Staples, which had a relatively modest 4% gain. This sector had been the best performing area in the prior fiscal year.(2)

As you may notice, these Funds--while having reasonably strong absolute returns--trailed their benchmark index during this fiscal year overall. While we are not pleased with those results, we do think it is important to mention that the vast majority of the performance "shortfall" was sustained during the fourth calendar quarter of 2002, a period in which the Funds' investment results were well behind the S&P 500(R) Index. More recent investment results, i.e., during calendar year 2003, have improved considerably. However, in terms of the fiscal year reporting period, that recent experience has not been enough to offset the Funds' relatively weak returns in late 2002.

The following is a summary of the Funds' investment performance for the entire fiscal year.

On the positive side, the Funds benefited from several value-added areas last year. These included:

o BIOTECHNOLOGY--Genentech and Amgen were among the Funds' best-performing holdings last year. Genentech rose by more than 100% during the period in which it was owned by the Funds, while Amgen gained 54%.(2)

o CONSUMER DISCRETIONARY--Areas such as retailing (e.g., Tiffany & Co., Lowe's Cos.) and homebuilding-related (e.g., Lennar Corp.--Class A) were strong performers for the Funds.(2)

o UNDERWEIGHTING IN INSURANCE INDUSTRY--The S&P Insurance Industry was one of the weakest-performing industry groups in the benchmark during the fiscal year, with a return of approximately 12%. On a relative basis, the Funds benefited performance-wise by having minimal exposure to these types of companies.(2)

o UNDERWEIGHTING IN ENERGY SECTOR--The S&P Energy sector had a return of 16% during the fiscal year. While this return was strong on an absolute basis, it trailed the performance of the overall index. The Funds' relative results were helped by their maintaining minimal exposure to energy-related companies.(2)

The Funds' performance was positively impacted by several individual investments, including SLM Corporation (formerly known as "Sallie Mae") and UnitedHealth Group. Certain technology-related investments--including Cisco Systems, Intel Corporation, Electronic Arts, and Dell Inc.--also contributed meaningfully to investment results.(2)

There were four primary factors that represented the bulk of the Funds' relative underperformance compared to their benchmark index:

o HEALTH CARE EQUIPMENT AND SERVICES--During the fourth quarter of 2002, one of the Funds' largest individual holdings was Tenet Healthcare Corporation. Our investment in Tenet Healthcare generally performed well during most of the period in which it was owned in the Funds, producing significant overall gains in the aggregate. However, the company's earnings outlook and business operations suddenly came into question in the fall of 2002, as its billing practices were scrutinized and a variety of government investigations were initiated. We sold the Funds' entire position in Tenet Healthcare during the fourth quarter, but not before the Funds absorbed a 41% decline in the stock price during October 2002. In addition, the Funds' investment results were hurt by HCA, Inc., an investment we initiated subsequent to selling Tenet Healthcare.(2)

o AEROSPACE/DEFENSE--The Funds had maintained substantial allocations to this industry during calendar year 2002, highlighted by positions in Lockheed Martin, General Dynamics, and L-3 Communications. Overall, prior to the fourth calendar quarter of 2002, these companies had been among the Funds' better performing investments and provided considerable added value. In the fourth quarter of 2002, however, aerospace/defense companies were among the Funds' weakest holdings performance-wise, as market leadership shifted to favor other sectors and industries, most notably technology-related and telecommunications companies.(2)

o INFORMATION TECHNOLOGY--In almost complete contrast to the prior fiscal year, the Funds' investment results were negatively impacted during the 2002-2003 fiscal year by being underweighted on average (as compared to the S&P 500(R) Index) in technology-related companies, particularly in the hardware and equipment industry. In addition, stock selection within this industry detracted from performance, which was most notably hurt by an investment we made in Hewlett-Packard (subsequently sold).(2)

o MEDIA--The Funds' positions in the media industry which overall had produced quite a solid performance for much of the fiscal year, sold off sharply toward the end of the year, thereby creating a material "drag" on results. These holdings included Viacom and Clear Channel Communications.(2)

Other areas that negatively impacted performance included select hotels/casinos (e.g., MGM Mirage), financial services companies (e.g., J.P. Morgan Chase), and health care companies (e.g., IDEC Pharmaceuticals, Eli Lilly & Co.).(2)

The performance of the two Funds differed to a degree because of factors such as larger position sizes and industry concentration levels in the Focus Fund as compared with the Growth Fund.

As of September 30, 2003, the Funds' primary sector allocations were in Consumer Discretionary, Health Care, Financials, Information Technology, and Industrials. The Funds had little or no exposure in areas such as Energy, Utilities, Materials and Telecommunications Services.(2)

Thank you for your support.

Sincerely,


/s/ Thomas F. Marsico                              /s/ James Hillary

THOMAS F. MARSICO                                  JAMES A. HILLARY

PORTFOLIO MANAGERS

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

INVESTMENT REVIEW BY CORY GILCHRIST

MARSICO 21ST CENTURY FUND

The 21st Century Fund had a total return of 33.64% for the one-year period ending September 30, 2003.(1) For comparative purposes, the S&P 500(R) Index and Nasdaq Composite Index had total returns of 24.40% and 53.17%, respectively, over the same period (we consider the S&P 500(R) Index to be the Fund's primary equity benchmark).(1) As a reminder, the Nasdaq Index consists primarily of technology-related companies. Please see the Fund Overviews for more information regarding the Fund's longer-term performance.

Over the course of the 12-month period covered in this report, several primary factors contributed to the 21st Century Fund's performance. The most prolific positive factor in the Fund's outperformance (as compared to the S&P 500(R) Index) was the Fund's substantial emphasis on the Consumer Discretionary sector. This was a sector that we favored throughout the fiscal year, and continued to favor as of September 30, 2003. As of that date, nearly 38% of the Fund's net assets were allocated to Consumer Discretionary-related companies. The Fund's aggregate holdings in this sector--spanning five industries--gained 40% over the fiscal year. The Fund benefited from being relatively overweighted in the sector, while industry and individual stock selection also added value. In particular, investments in three industries were strong performers:(2)

o CONSUMER DURABLES--Our investments in this industry experienced strong capital appreciation during the year. These included companies such as Marvel Enterprises (+66% during the period in which it was owned by the Fund) and Harman International (which rose 48%). We sold the Fund's position in Marvel Enterprises during the year. Harman International remained a significant holding as of September 30, 2003.(2)

o HOTEL/LEISURE-RELATED--Positions in this industry, such as Four Seasons Hotels (+66%), were among the Fund's better-performing individual holdings.(2)

o RETAILING--The Fund's investment results were helped overall by its investments in the retail industry. In aggregate, the Fund's retailing positions gained nearly 54% for the year. Select Comfort Corporation (+133%) and The Sports Authority (+65%) were among two of the Fund's strongest individual performing holdings. We should note that as of September 30, 2003 the Fund's retailing positions totaled approximately 15% of net assets. As compared to the prior fiscal year-end, we increased the Fund's exposure to this area quite significantly.(2)

The Fund's performance was also positively impacted in several other areas. Positions in the transportation industry, highlighted by investments in JetBlue Airways (+136%) and FedEx Corp. (+22%), were strong performers for the Fund.(2)

In the Financials sector, the Fund benefited from its posture concerning three areas: Banks, Insurance, and Diversified Financials. With regard to banks, the Fund's underweighted posture (as compared to the S&P 500(R) Index) contributed positively to relative performance, as this industry was one of the weaker-performing areas during the fiscal year. In addition, the Fund's investment in UCBH Holdings, a company specializing in providing banking services for California's growing Chinese population, gained 42% during the year.(2)

The Fund's relative investment performance also was buoyed by its maintaining an underweighted posture (as compared to the S&P 500(R) Index) in the Insurance industry. Additionally, during the year we made an investment in American International Group, which performed well (+22%) during the period in which it was owned in the Fund; we sold our position in the company prior to September 30, 2003.(2)

Performance was further helped by the Fund's generally benchmark-like allocation to Diversified Financials, which was one of the strongest performing industries in the S&P 500(R) Index, gaining 48% during the year. Jefferies Group (+49%), SLM Corporation (+28%), and Fannie Mae (+24%) were three relatively strong individual holdings for the Fund during the year. SLM Corporation and Fannie Mae were sold prior to September 30, 2003.(2)

The Fund's biotechnology holdings--most notably Genentech and Amgen-- contributed materially to the Fund's value-added results (as compared to the S&P 500(R) Index). Genentech gained 61% and Amgen rose by 59% during the period in which they were owned by the Fund. Amgen was sold prior to September 30, 2003.(2)

To be sure, we weren't perfect last year. There were three areas in particular that detracted significantly from investment results:

o AEROSPACE/DEFENSE--As in the Focus and Growth Funds, aerospace/defense positions owned in the 21st Century Fund were major detriments to investment results for the fiscal year. As Tom and Jim noted earlier, the "damage" was largely confined to the fourth quarter of 2002, but it affected performance for the entire fiscal year. In particular, Lockheed-Martin (-30%) and L-3 Communications (-11%) were among the Fund's poorest-performing holdings during the year. (Both positions were sold prior to September 30, 2003.)(2)

o HEALTH CARE EQUIPMENT AND SERVICES--Our overweighted posture in this industry (as compared to the S&P 500(R) Index) created an "opportunity cost", as this industry was one of the weaker-performing areas last year. In addition, the Fund's position in Tenet Healthcare Corporation, which dropped sharply in value in the fourth quarter of 2002 before it was sold by the Fund, had a major negative impact on performance that continued to be felt in the Fund for the remainder of the fiscal year.(2)

o INFORMATION TECHNOLOGY--We did not overwhelmingly distinguish ourselves in this sector last year. The biggest "culprit" was our stock selection, particularly Intuit (-21% return during the period in which it was owned) and Hewlett-Packard (-23% return during the period in which it was owned). Both of these positions were sold during the year. An underweighted posture in Semiconductors and Semiconductor Equipment (as compared to the Fund's primary benchmark, the S&P 500(R) Index) "cost" the Fund some relative return, as this industry was among the strongest-performing areas of the U.S. stock market last year. Finally, the Fund's position in Electronic Arts (-27% loss during the period in which it was owned) materially adversely impacted performance (Electronic Arts performed better for the Focus and Growth Funds as it was held during later periods).(2)

As of September 30, 2003 the Fund maintained five areas of emphasis in terms of economic sector distribution. These included: Consumer Discretionary, Industrials (primarily transportation-related companies), Information Technology, and Financials. The Fund had a modest allocation to Telecommunications Services, and few or no investments in sectors such as Materials, Utilities, and Energy.(2)

The Fund's portfolio turnover was relatively high during the fiscal year because of several factors including the transition to a new portfolio manager. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings.(2)

I became the portfolio manager of the Fund effective February 1, 2003, and am pleased to have the opportunity to serve you. Thank you for being an investor in the Fund.

Sincerely,

/s/ Corydon Gilchrist

CORYDON J. GILCHRIST

PORTFOLIO MANAGER

INVESTMENT REVIEW BY JIM GENDELMAN

MARSICO INTERNATIONAL OPPORTUNITIES FUND

The Marsico International Opportunities Fund had a (US$) return of 25.71% for the 12-month period ending September 30, 2003.(1) For comparative purposes, the Morgan Stanley Capital International EAFE Index, which we consider to be the Fund's primary non-U.S. equity benchmark index, had a total (US$) return of 26.01% for the same period.(1) Please see the Fund Overviews for more information regarding the Fund's longer-term investment performance.

The Fund's investment results over the fiscal year period were helped by several factors. These included:

o TELECOMMUNICATIONS SERVICES--This was a particularly strong area of performance for the Fund during the past fiscal year. In particular, NTL Inc. (+146%), Marconi Corp. (+54%), Mobile Telesystems (+46%), Sonera Oyj (+45%), France Telecom (+40%) and Tele Norte Este (+34%) generated solid returns. As of September 30, 2003 positions in France Telecom, Sonera Oyj, and Tele Norte Este had been sold. The Fund had approximately 7% of its net assets invested in this sector as of fiscal year-end.(2)

o FINANCIALS--This sector was a consistently strong area of performance for the Fund throughout much of the past fiscal year. For the year as a whole, stock selection in two industries, banking and insurance, buoyed performance. Royal Bank of Scotland (+39%) and Unibanco-Unaio (+107%), a Brazilian-domiciled bank, were among the Fund's strongest-performing investments last year. In the insurance arena, Corporacion Mapfre
     (+97%) generated strong returns for the Fund. Additionally, certain diversified financial services companies--including UBS Ag (+56%) and Daiwa Securities (+42%)--performed well for the Fund during the year.(2)

o ENERGY--The Fund's relative performance benefited in two ways from its approach to this sector: through stock selection and through maintaining, on average, an underweighted posture (as compared to the benchmark index). The Fund's positions in CNOOC, a Chinese oil company, and Yukos Corp., a Russian energy company, each rose 28%. Additionally, while the Energy sector had a good absolute return last year, it only outperformed two other sectors (Consumer Staples and Health Care) over that period of time. As a result, the Fund's below-benchmark weighting in this sector added value to the Fund's investment results relative to the benchmark.(2)

o HEALTH CARE--Performance was helped by the Fund's underweight posture on average (as compared to its benchmark index), in pharmaceutical and biotechnology companies.(2)

There were several areas that detracted materially from the Fund's performance last year. Retailing, particularly our investment in Japanese retailer Seiyu, was the most significant "negative" on performance. (The Seiyu position, after declining by -61%, was sold relatively early in the fiscal year, but its performance created a "hangover effect" that affected the Fund's performance data for the rest of the fiscal year.) Our strategy to overweight the transportation industry negatively impacted performance, as did certain stock picks in the industry such as WestJet Airlines (-14%). Our decision to, on average, maintain an underweighted posture in the Materials sector was not on target, as this sector was among the better-performing areas last year. Additionally, our stock selection in the Information Technology sector, particularly in the hardware and equipment industry, significantly impacted performance. ARM Holdings (-67% prior to being sold) was the primary "culprit," performance-wise, in this industry for the Fund.(2)

Country allocations, in aggregate, had a somewhat positive effect on the Fund's performance. As discussed in previous letters to shareholders, the Fund's country allocations are typically a residual of our investment process; we usually focus more on sectors, industries, and individual companies when formulating our investment strategy and assembling the Fund's portfolio. However, at times country position can--intentionally or otherwise-- have a material effect on performance, particularly in the case of countries that are well represented in a benchmark index such as EAFE. The Fund's overweighted position on average in countries such as Brazil, Germany and Finland (primarily comprising a position in Nokia) added value to performance as compared to the EAFE Index. Maintaining a below-benchmark allocation to countries such as Japan and the United Kingdom also generally helped results. Currency gains and losses appear not to have materially affected overall Fund performance during the fiscal year as a whole.(2)

As of September 30, 2003, the Fund's holdings by economic sector were allocated primarily to Consumer Discretionary, Financials, Information Technology and Industrials. The Fund's largest country-level allocations were in Japan, the United Kingdom, Switzerland, Hong Kong, Germany, Ireland and Brazil. For the year as a whole, compared to the prior fiscal year-end, we increased our positions in Japanese companies, and reduced holdings in countries such as Canada and the Netherlands.(2)

The Fund has tended to have a relatively high portfolio turnover level because of its investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings.

Thank you for your support.

Sincerely,

/s/ James Gendelman

JAMES G. GENDELMAN

PORTFOLIO MANAGER

(1) Past performance is no guarantee of future results. Total returns are based on net change in NAV assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost. The performance returns for the 21st Century Fund and the International Opportunities Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced.

     The S&P 500(R) Index is a registered trademark of Standard & Poor's corporation and is an unmanaged broadly based index of the common stock prices of 500 large U.S. companies. The Nasdaq Composite Index is an unmanaged, broad-based index of over 5,000 stocks that consists of all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. The Morgan Stanley Capital International EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE). You cannot invest directly in an index.

(2) Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter.

     Not authorized for distribution unless preceded or accompanied by a current Marsico Funds prospectus.

     UMB DISTRIBUTION SERVICES, LLC, DISTRIBUTOR FOR THE MARSICO FUNDS.

16


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

F U N D    O V E R V I E W

MARSICO FOCUS FUND
SEPTEMBER 30, 2003

The Focus Fund invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential.

------------------------------------------------------------------------------
PERFORMANCE COMPARISON
------------------------------------------------------------------------------
                                              Five Year       Average Annual
                              One Year      Average Annual    Since Inception
                         (10/1/02-9/30/03) (10/1/98-9/30/03) (12/31/97-9/30/03)
Marsico Focus Fund             15.50%            4.15%             7.49%
S&P 500(R) Index               24.40%            1.00%             1.90%
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
9/30/03                                                       $2,282,113,184
------------------------------------------------------------------------------

-----------------------------------------
NET ASSET VALUE                                GROWTH OF $10,000(1)
-----------------------------------------
Net Asset Value Per Share      $13.49
-----------------------------------------
TOP FIVE HOLDINGS
-----------------------------------------
Intel Corp.                      7.93%               [graph]
UnitedHealth Group, Inc.         7.49
SLM Corp.                        6.21
Genentech, Inc.                  5.29
Citigroup, Inc.                  4.76
-----------------------------------------
SECTOR ALLOCATION(2)
-----------------------------------------
Consumer Non-Cyclical           20.61%
Financial                       19.65
Consumer Cyclical               19.47
Technology                      15.67
Communications                  14.87
Industrial                       9.73


     The performance included in the table and graph do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

(1) This chart assumes an initial investment of $10,000 made on December 31, 1997 (inception). Past performance is no guarantee of future results. Total returns are based on net change in NAV, assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than the original cost.

(2) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

     The S&P 500(R) Index is a registered trademark of Standard & Poor's Corporation and is an unmanaged, broadly based index of the common stock prices of 500 large U.S. companies. You cannot invest directly in an index.

S C H E D U L E    O F    I N V E S T M E N T S

MARSICO FOCUS FUND
SEPTEMBER 30, 2003

                                                Number     Market Value        Percent of
                                              of Shares     in Dollars         Net Assets
-------------------------------------------------------------------------------------------
COMMON STOCKS
-------------------------------------------------------------------------------------------
AUTOMOTIVE - CARS/LIGHT TRUCKS
Bayerische Motoren Werke AG**                 1,868,508     $70,649,651           3.10%
                                             ----------------------------------------------

BUILDING - RESIDENTIAL/COMMERCIAL
Lennar Corporation - Class A                    658,975      51,261,665           2.25
                                             ----------------------------------------------

COMPUTERS
Dell, Inc.*                                   2,194,328      73,268,612           3.21
                                             ----------------------------------------------

DIVERSIFIED MANUFACTURING OPERATIONS
General Electric Company                      2,311,122      68,894,547           3.02
                                             ----------------------------------------------

E-COMMERCE/SERVICES
eBay, Inc.*                                     930,376      49,784,420           2.18
                                             ----------------------------------------------

ELECTRONIC COMPONENTS - SEMICONDUCTORS
Intel Corporation                             6,578,641     180,978,414           7.93
                                             ----------------------------------------------

ENTERTAINMENT SOFTWARE
Electronic Arts, Inc.*                          929,175      85,697,810           3.76
                                             ----------------------------------------------

FINANCE - CONSUMER LOANS
SLM Corporation                               3,635,997     141,658,443           6.21
                                             ----------------------------------------------

FINANCE - INVESTMENT BANKER/BROKER
Citigroup, Inc.                               2,386,474     108,608,432           4.76
The Goldman Sachs Group, Inc.                   197,181      16,543,486           0.73
Merrill Lynch & Company, Inc.                 1,450,543      77,647,567           3.40
                                             ----------------------------------------------
                                                            202,799,485           8.89
                                             ----------------------------------------------


FINANCE - MORTGAGE LOAN/BANKER
Fannie Mae                                    1,165,004      81,783,281           3.58
                                             ----------------------------------------------

HOTELS & MOTELS
Four Seasons Hotels, Inc.                       825,883      41,137,232           1.80
                                             ----------------------------------------------

MACHINERY - CONSTRUCTION & MINING
Caterpillar, Inc.                             1,005,628      69,227,432           3.03
                                             ----------------------------------------------


*  Non-income producing.
** A portion of this security has been segregated by the custodian to cover segregation requirements on open forward currency contracts.
   See notes to financial statements.

18



S C H E D U L E    O F    I N V E S T M E N T S

MARSICO FOCUS FUND
SEPTEMBER 30, 2003

                                                Number     Market Value        Percent of
                                              of Shares     in Dollars         Net Assets
-------------------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
-------------------------------------------------------------------------------------------
MEDICAL - BIOMEDICAL/GENETIC
Amgen, Inc.*                                    930,381     $60,074,701           2.63%
Genentech, Inc.*                              1,507,144     120,782,520           5.29
                                             ----------------------------------------------
                                                            180,857,221           7.92
                                             ----------------------------------------------

MEDICAL - HMO
UnitedHealth Group, Inc.                      3,399,181     171,046,788           7.49
                                             ----------------------------------------------

MEDICAL INSTRUMENTS
Boston Scientific Corporation*                  813,020      51,870,676           2.27
                                             ----------------------------------------------

MEDICAL LABS & TESTING SERVICES
Quest Diagnostics, Inc.*                        713,539      43,269,005           1.90
                                             ----------------------------------------------

MULTIMEDIA
Viacom, Inc. - Class B                        2,233,359      85,537,650           3.75
The Walt Disney Company                         497,041      10,025,317           0.44
                                             ----------------------------------------------
                                                             95,562,967           4.19
                                             ----------------------------------------------

NETWORKING PRODUCTS
Cisco Systems, Inc.*                          5,548,959     108,426,659           4.75
                                             ----------------------------------------------

RETAIL - BUILDING PRODUCTS
Lowe's Companies, Inc.                        1,390,369      72,160,151           3.16
                                             ----------------------------------------------

RETAIL - DISCOUNT
Wal-Mart Stores, Inc.                         1,004,870      56,121,989           2.46
                                             ----------------------------------------------

RETAIL - JEWELRY
Tiffany & Company                             2,062,337      76,987,040           3.37
                                             ----------------------------------------------

RETAIL - MAJOR DEPARTMENT STORE
Sears, Roebuck and Company                    1,238,317      54,151,602           2.37
                                             ----------------------------------------------

TRANSPORTATION - SERVICES
FedEx Corporation                             1,132,525      72,968,586           3.20
                                             ----------------------------------------------

* Non-income producing.
  See notes to financial statements.

                                                                          19



S C H E D U L E   O F   I N V E S T M E N T S

MARSICO FOCUS FUND
SEPTEMBER 30, 2003

                                                Number     Market Value        Percent of
                                              of Shares     in Dollars         Net Assets
-------------------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
-------------------------------------------------------------------------------------------
WIRELESS EQUIPMENT
QUALCOMM, Inc.                                1,654,621     $68,898,418           3.02%
                                             ----------------------------------------------

TOTAL COMMON STOCKS
(COST $1,776,308,936)                                     2,169,462,094          95.06
                                             ----------------------------------------------


                                             Principal/    Market Value        Percent of
                                               Shares       in Dollars         Net Assets
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------------------------
SSgA Money Market Funds                      65,490,122      65,490,122           2.87
                                             ----------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
(COST $65,490,122)                                           65,490,122           2.87
                                             ----------------------------------------------

TOTAL INVESTMENTS
(COST $1,841,799,058)                                     2,234,952,216          97.93

Cash and Other Assets Less Liabilities                       47,160,968           2.07
                                             ----------------------------------------------

NET ASSETS                                               $2,282,113,184         100.00%
                                             ==============================================

-------------------------------------------------------------------------------------------
FORWARD CURRENCY CONTRACT OPEN AT SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------
                                                           Currency
Currency Sold and       Local             U.S.             Value in         Unrealized
Settlement Date       Currency          Dollars          U.S. Dollars          Loss
-------------------------------------------------------------------------------------------
Euro 12/17/03        57,104,407        $64,369,230        $66,395,882      $(2,026,652)
                   ------------------------------------------------------------------------
TOTAL                                                                      $(2,026,652)
                   ========================================================================

* Non-income producing.
  See notes to financial statements.

S T A T E M E N T   O F   A S S E T S   A N D   L I A B I L I T I E S

MARSICO FOCUS FUND
SEPTEMBER 30, 2003

(Amounts in thousands)
-------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------
  Investments, at value (cost $1,841,799)                          $2,234,952
  Receivable for investments sold                                      67,498
  Receivable for capital stock sold                                     2,548
  Interest and dividends receivable                                     1,273
  Prepaid expenses and other assets                                       495
                                                                 --------------
  TOTAL ASSETS                                                      2,306,766
                                                                 --------------
-------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------
  Payable for investments purchased                                    18,011
  Payable for capital stock redeemed                                    1,492
  Payable for loss on foreign currency exchange contracts                 128
  Accrued investment advisory fee                                       1,623
  Accrued distribution fee                                                195
  Accrued trustees' fees                                                  437
  Unrealized loss on foreign currency exchange contracts                2,026
  Accrued expenses and other liabilities                                  741
                                                                 --------------
  TOTAL LIABILITIES                                                    24,653
                                                                 --------------
NET ASSETS                                                         $2,282,113
                                                                 ==============
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF
-------------------------------------------------------------------------------
  Paid-in-capital                                                  $2,274,862
  Accumulated net investment loss                                        (848)
  Accumulated net realized loss on investments and
    foreign currency transactions                                    (383,072)
  Net unrealized appreciation on investments
  and foreign currency translations                                   391,171
                                                                 --------------

  NET ASSETS                                                       $2,282,113
                                                                 ==============
SHARES OUTSTANDING, $0.001 PAR VALUE
  (UNLIMITED SHARES AUTHORIZED)                                       169,218

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)*                                       $13.49
                                                                 ==============

* Not in thousands.
  See notes to financial statements.

S T A T E M E N T   O F   O P E R A T I O N S

MARSICO FOCUS FUND
For the Year Ended September 30, 2003

(Amounts in thousands)
-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------

  Interest                                                               $811
  Dividends (net of $286 of non-reclaimable
    foreign withholding taxes)                                         12,481
                                                                 --------------

TOTAL INVESTMENT INCOME                                                13,292
                                                                 --------------
-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------

  Investment advisory fees                                             14,955
  Distribution fees                                                     4,399
  Transfer agent fees and expenses                                      2,084
  Printing and postage expenses                                           919
  Custody and fund accounting fees                                        275
  Trustees' fees and expenses                                             268
  Professional fees                                                       253
  Fund administration fees                                                235
  State registration fees                                                 146
  Amortization of organizational costs                                      7
  Miscellaneous                                                           122
                                                                 --------------

  TOTAL EXPENSES                                                       23,663
  Less expenses paid indirectly                                          (846)
                                                                 --------------
  NET EXPENSES                                                         22,817
                                                                 --------------

NET INVESTMENT LOSS                                                    (9,525)
                                                                 --------------
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------

  Net realized loss on investments                                    (44,296)
  Net realized gain on foreign currency transactions                    5,675
  Change in unrealized appreciation/depreciation on
    investments and foreign currency translations                     354,257
                                                                 --------------

  Net Gain on Investments                                             315,636
                                                                 --------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                            $306,111
                                                                 ==============

See notes to financial statements.

S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S

MARSICO FOCUS FUND

                                                         Year          Year
                                                         Ended         Ended
(Amounts in thousands)                                  9/30/03       9/30/02
-------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------
  Net investment loss                                   $(9,525)      $(8,834)
  Net realized loss on investments                      (44,296)     (114,160)
  Net realized gain on foreign
    currency transactions                                 5,675         1,649
  Change in unrealized appreciation/
    depreciation on investments and
    foreign currency translations                       354,257        64,375
                                                   ----------------------------

  Net increase (decrease) in net assets
    resulting from operations                           306,111       (56,970)
                                                   ----------------------------
-------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------
  Tax return of capital                                       -        (4,530)
                                                   ----------------------------

  Total distributions                                         -        (4,530)
                                                   ----------------------------
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------
  Proceeds from sale of shares                        1,273,020       544,645
  Proceeds from reinvestment
    of distributions                                          -         4,400
  Redemption of shares                                 (571,086)     (524,972)
                                                   ----------------------------

  Net increase from
    capital share transactions                          701,934        24,073
                                                   ----------------------------
  TOTAL INCREASE (DECREASE)
    IN NET ASSETS                                     1,008,045       (37,427)
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
  Beginning of period                                 1,274,068     1,311,495

  END OF PERIOD                                      $2,282,113    $1,274,068
                                                   ----------------------------
  Accumulated net investment loss                          (848)         (218)
-------------------------------------------------------------------------------
TRANSACTIONS IN SHARES
-------------------------------------------------------------------------------
  Shares sold                                           107,005        42,317
  Shares issued in reinvestment
    of distributions                                          -           330
  Shares redeemed                                       (46,887)      (40,445)
                                                   ----------------------------

  NET INCREASE                                           60,118         2,202
                                                   ============================

See notes to financial statements.

F I N A N C I A L   H I G H L I G H T S

MARSICO FOCUS FUND
For a Fund Share Outstanding Throughout the Period.

                                                       Year           Year
                                                       Ended          Ended
                                                      9/30/03        9/30/02
                                                   -------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $11.68         $12.27
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------
  Net investment loss                                     (0.03)         (0.08)
  Net realized and unrealized gains
    (losses) on investments                                1.84          (0.47)
                                                   -------------------------------
  Total from investment
    operations                                             1.81          (0.55)
                                                   -------------------------------
----------------------------------------------------------------------------------
DISTRIBUTIONS
----------------------------------------------------------------------------------
  Net realized gains                                          -              -
  Tax return of capital                                       -          (0.04)
                                                   -------------------------------
  Total distributions                                         -          (0.04)
                                                   -------------------------------
NET ASSET VALUE, END OF PERIOD                           $13.49         $11.68
                                                   -------------------------------

TOTAL RETURN                                              15.50%         (4.50)%
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------------------------------------------------------------
  Net assets, end of period (000s)                   $2,282,113     $1,274,068

  Ratio of expenses to average net assets,
    before expenses paid indirectly                        1.34%          1.35%

  Ratio of net investment loss to average
    net assets, net of expenses paid indirectly           (0.54)%        (0.64)%

  Ratio of net investment loss to average
    net assets, before expenses paid indirectly           (0.59)%        (0.68)%

  Portfolio turnover rate                                    90%           117%


See notes to financial statements.

24



                                                       Year           Year           Year
                                                       Ended          Ended          Ended
                                                      9/30/01        9/30/00        9/30/99
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $22.17         $17.43         $12.36
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------
  Net investment loss                                     (0.07)         (0.16)         (0.06)
  Net realized and unrealized gains
    (losses) on investments                               (7.87)          4.94           5.13
                                                   ---------------------------------------------
  Total from investment
    operations                                            (7.94)          4.78           5.07
                                                   ---------------------------------------------
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
------------------------------------------------------------------------------------------------
  Net realized gains                                      (1.96)         (0.04)             -
  Tax return of capital                                       -              -              -
                                                   ---------------------------------------------
  Total distributions                                     (1.96)         (0.04)             -
                                                   ---------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $12.27         $22.17         $17.43
                                                   ---------------------------------------------

TOTAL RETURN                                             (38.17)%        27.42%         41.02%
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)                   $1,311,495     $2,853,805     $2,258,141

  Ratio of expenses to average net assets,
    before expenses paid indirectly                        1.30%          1.27%          1.31%

  Ratio of net investment loss to average
    net assets, net of expenses paid indirectly           (0.36)%        (0.69)%        (0.43)%

  Ratio of net investment loss to average
    net assets, before expenses paid indirectly           (0.39)%        (0.70)%        (0.45)%

  Portfolio turnover rate                                   127%           176%           173%

F U N D   O V E R V I E W

MARSICO GROWTH FUND
SEPTEMBER 30, 2003

The Growth Fund invests primarily in the common stocks of large companies that are selected for their growth potential. The Growth Fund will normally hold between 35 and 50 common stocks.

-------------------------------------------------------------------------------
PERFORMANCE COMPARISON
-------------------------------------------------------------------------------
                                             Five Year        Average Annual
                           One Year        Average Annual    Since Inception
                      (10/1/02-9/30/03)  (10/1/98-9/30/03)  (12/31/97-9/30/03)
Marsico Growth Fund         18.60%              5.06%             7.02%
S&P 500(R) Index            24.40%              1.00%             1.90%
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
9/30/03                                                        $789,219,606
-------------------------------------------------------------------------------

---------------------------------------
NET ASSET VALUE                               GROWTH OF $10,000(1)
---------------------------------------
Net Asset Value Per Share     $14.09
---------------------------------------
TOP FIVE HOLDINGS
---------------------------------------
Genentech, Inc.                 5.07%                 [graph]
Intel Corp.                     5.00
Citigroup, Inc.                 4.60
SLM Corp.                       4.57
UnitedHealth Group, Inc.        4.39
---------------------------------------
SECTOR ALLOCATION(2)
---------------------------------------
Consumer Non-Cyclical          25.84%
Consumer Cyclical              21.47
Financial                      16.70
Technology                     12.98
Industrial                     12.31
Communications                 10.70


     The performance included in the table and graph do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

(1) This chart assumes an initial investment of $10,000 made on December 31, 1997 (inception). Past performance is no guarantee of future results. Total returns are based on net change in NAV, assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than the original cost.

(2) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

     The S&P 500(R) Index is a registered trademark of Standard & Poor's Corporation and is an unmanaged, broadly based index of the common stock prices of 500 large U.S. companies. You cannot invest directly in an index.

S C H E D U L E   O F   I N V E S T M E N T S

MARSICO GROWTH FUND
SEPTEMBER 30, 2003

                                        Number     Market Value     Percent of
                                      of Shares     in Dollars      Net Assets
-------------------------------------------------------------------------------
COMMON STOCKS
-------------------------------------------------------------------------------

AEROSPACE/DEFENSE
Lockheed Martin Corporation            248,496      $11,468,090        1.45%
                                     ------------------------------------------
AIRLINES
JetBlue Airways Corporation*           118,579        7,229,762        0.92
Ryanair Holdings PLC ADR*              225,190        9,120,195        1.15
                                     ------------------------------------------
                                                     16,349,957        2.07
                                     ------------------------------------------

BREWERY
Anheuser-Busch Companies, Inc.         113,077        5,579,219        0.71
                                     ------------------------------------------

BUILDING - RESIDENTIAL/COMMERCIAL
Lennar Corporation - Class A           239,370       18,620,592        2.36
M.D.C. Holdings, Inc.                  213,484       11,528,136        1.46
                                     ------------------------------------------
                                                     30,148,728        3.82
                                     ------------------------------------------

CABLE TV
EchoStar Communications
  Corporation - Class A*               163,692        6,264,493        0.79
                                     ------------------------------------------

CASINO HOTELS
Wynn Resorts Ltd.*                     791,390       14,387,470        1.82
                                     ------------------------------------------

COMPUTERS
Dell, Inc.*                            792,434       26,459,371        3.35
                                     ------------------------------------------

COMPUTERS - MEMORY DEVICES
EMC Corporation*                        78,422          988,035        0.13
                                     ------------------------------------------

COSMETICS & TOILETRIES
The Procter & Gamble Company           194,507       18,054,140        2.29
                                     ------------------------------------------

DIVERSIFIED MANUFACTURING OPERATIONS
General Electric Company               925,859       27,599,857        3.50
Honeywell International, Inc.          135,381        3,567,289        0.45
                                     ------------------------------------------
                                                     31,167,146        3.95
                                     ------------------------------------------

E-COMMERCE/SERVICES
eBay, Inc.*                            169,504        9,070,159        1.15
Monster Worldwide, Inc.*                74,333        1,871,705        0.24
                                     ------------------------------------------
                                                     10,941,864        1.39
                                     ------------------------------------------

*Non-income producing.
 See notes to financial statements.

S C H E D U L E   O F   I N V E S T M E N T S

MARSICO GROWTH FUND
SEPTEMBER 30, 2003

                                      Number       Market Value     Percent of
                                     of Shares      in Dollars      Net Assets
-------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
-------------------------------------------------------------------------------

ELECTRONIC COMPONENTS - SEMICONDUCTORS
Intel Corporation                    1,434,492      $39,462,875        5.00%
                                     ------------------------------------------

ENGINEERING/R&D SERVICES
Jacobs Engineering Group, Inc.*         33,932        1,530,333        0.19
                                     ------------------------------------------

ENTERTAINMENT SOFTWARE
Electronic Arts, Inc.*                 324,619       29,939,610        3.79
                                     ------------------------------------------

FINANCE - CONSUMER LOANS
SLM Corporation                        925,740       36,066,830        4.57
                                     ------------------------------------------

FINANCE - INVESTMENT BANKER/BROKER
Citigroup, Inc.                        796,903       36,267,056        4.60
The Goldman Sachs Group, Inc.           67,982        5,703,690        0.72
Merrill Lynch & Company, Inc.          481,771       25,789,202        3.27
                                     ------------------------------------------
                                                     67,759,948        8.59
                                     ------------------------------------------

FINANCE - MORTGAGE LOAN/BANKER
Fannie Mae                             296,902       20,842,520        2.64
                                     ------------------------------------------

HOTELS & MOTELS
Four Seasons Hotels, Inc.              336,417       16,756,931        2.12
                                     ------------------------------------------

MACHINERY - CONSTRUCTION & MINING
Caterpillar, Inc.                      341,213       23,489,103        2.98
                                     ------------------------------------------

MEDICAL - BIOMEDICAL/GENETIC
Amgen, Inc.*                           307,526       19,856,954        2.52
Genentech, Inc.*                       499,512       40,030,891        5.07
                                     ------------------------------------------
                                                     59,887,845        7.59
                                     ------------------------------------------

MEDICAL - HMO
UnitedHealth Group, Inc.               688,206       34,630,526        4.39
                                     ------------------------------------------

MEDICAL INSTRUMENTS
Boston Scientific Corporation*         280,157       17,874,017        2.27
                                     ------------------------------------------

*Non-income producing.
 See notes to financial statements.

S C H E D U L E   O F   I N V E S T M E N T S

MARSICO GROWTH FUND
SEPTEMBER 30, 2003

                                      Number       Market Value     Percent of
                                     of Shares      in Dollars      Net Assets
-------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
-------------------------------------------------------------------------------

MEDICAL LABS & TESTING SERVICES
Quest Diagnostics, Inc.*               258,089      $15,650,517        1.98%
                                     ------------------------------------------

MEDICAL PRODUCTS
Zimmer Holdings, Inc.*                 345,479       19,035,893        2.41
                                     ------------------------------------------

MOTORCYCLE/MOTOR SCOOTER MANUFACTURER
Harley-Davidson, Inc.                   67,364        3,246,945        0.41
                                     ------------------------------------------

MULTIMEDIA

Viacom, Inc. - Class B                 490,976       18,804,381        2.38
The Walt Disney Company                167,163        3,371,678        0.43
                                     ------------------------------------------
                                                     22,176,059        2.81
                                     ------------------------------------------

NETWORKING PRODUCTS
Cisco Systems, Inc.*                 1,299,269       25,387,716        3.22
                                     ------------------------------------------

PHARMACY SERVICES
Caremark Rx, Inc.*                     980,940       22,169,244        2.81
                                     ------------------------------------------

RETAIL - BUILDING PRODUCTS
Lowe's Companies, Inc.                 366,366       19,014,395        2.41
                                     ------------------------------------------

RETAIL - DISCOUNT
Wal-Mart Stores, Inc.                  322,026       17,985,152        2.28
                                     ------------------------------------------

RETAIL - JEWELRY
Tiffany & Company                      580,283       21,661,964        2.74
                                     ------------------------------------------

RETAIL - MAJOR DEPARTMENT STORE
Sears, Roebuck and Company             262,472       11,477,901        1.45
                                     ------------------------------------------

TRANSPORTATION - SERVICES
FedEx Corporation                      375,643       24,202,679        3.07
                                     ------------------------------------------

WIRELESS EQUIPMENT
QUALCOMM, Inc.                         362,211       15,082,466        1.91
                                     ------------------------------------------

TOTAL COMMON STOCKS
(COST $588,266,940)                                 737,139,982       93.40
                                     ------------------------------------------

*Non-income producing.
 See notes to financial statements.

S C H E D U L E   O F   I N V E S T M E N T S

MARSICO GROWTH FUND
SEPTEMBER 30, 2003

                                 Principal Amount   Market Value    Percent of
                                    in Dollars       in Dollars     Net Assets
-------------------------------------------------------------------------------
CORPORATE BOND
-------------------------------------------------------------------------------

AIRLINES
JetBlue Airways Corporation 144A
  3.50%, 7/15/33                    $7,500,000       $9,187,500        1.16%
                                   --------------------------------------------

TOTAL CORPORATE BOND
(COST $7,500,000)                                     9,187,500        1.16
                                   --------------------------------------------


                                    Principal/      Market Value    Percent of
                                      Shares         in Dollars     Net Assets
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------------
SSgA Money Market Funds             28,290,890       28,290,890        3.59
                                   --------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
(COST $28,290,890)                                   28,290,890        3.59
                                   --------------------------------------------

TOTAL INVESTMENTS
(COST $624,057,830)                                 774,618,372       98.15

Cash and Other Assets Less Liabilities               14,601,234        1.85
                                   --------------------------------------------

NET ASSETS                                         $789,219,606      100.00%
                                   ============================================

* Non-income producing.
  See notes to financial statements.

S T A T E M E N T   O F   A S S E T S   A N D   L I A B I L I T I E S

MARSICO GROWTH FUND
SEPTEMBER 30, 2003

(Amounts in thousands)
-------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------
  Investments, at value (cost $624,057)                              $774,618
  Receivable for investments sold                                      21,155
  Receivable for capital stock sold                                     1,543
  Interest and dividends receivable                                       422
  Prepaid expenses and other assets                                       269
                                                                  -------------
  TOTAL ASSETS                                                        798,007
                                                                  -------------
-------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------
  Payable for investments purchased                                     7,232
  Payable for capital stock redeemed                                      404
  Accrued investment advisory fee                                         552
  Accrued distribution fee                                                 76
  Accrued trustees' fees                                                  246
  Accrued expenses and other liabilities                                  277
                                                                  -------------
  TOTAL LIABILITIES                                                     8,787
                                                                  -------------
NET ASSETS                                                           $789,220
                                                                  =============
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF
-------------------------------------------------------------------------------
  Paid-in-capital                                                    $784,903
  Accumulated net investment loss                                        (285)
  Accumulated net realized loss on investments and
    foreign currency transactions                                    (145,991)
  Net unrealized appreciation on investments
    and foreign currency translations                                 150,593
                                                                  -------------

NET ASSETS                                                           $789,220
                                                                  =============

SHARES OUTSTANDING, $0.001 PAR VALUE
  (UNLIMITED SHARES AUTHORIZED)                                        55,996

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE (NET
ASSETS/SHARES OUTSTANDING)*                                            $14.09
                                                                  =============

* Not in thousands.
  See notes to financial statements.

S T A T E M E N T   O F   O P E R A T I O N S

MARSICO GROWTH FUND
For the Year Ended September 30, 2003

(Amounts in thousands)
-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
  Interest                                                               $416
  Dividends (net of $28 of non-reclaimable
    foreign withholding taxes)                                          4,323
                                                                  -------------

  TOTAL INVESTMENT INCOME                                               4,739
                                                                  -------------
-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
  Investment advisory fees                                              5,665
  Distribution fees                                                     1,666
  Transfer agent fees and expenses                                        798
  Printing and postage expenses                                           357
  Fund administration fees                                                177
  Custody and fund accounting fees                                        147
  Trustees' fees and expenses                                             128
  Professional fees                                                       109
  State registration fees                                                  59
  Amortization of organizational costs                                      7
  Miscellaneous                                                            63
                                                                  -------------

  TOTAL EXPENSES                                                        9,176
  Less expenses paid indirectly                                          (272)
                                                                  -------------
  NET EXPENSES                                                          8,904
                                                                  -------------

NET INVESTMENT LOSS                                                    (4,165)
                                                                  -------------
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------
  Net realized loss on investments                                    (23,520)
  Net realized gain on foreign currency transactions                    8,532
  Change in unrealized appreciation/depreciation on
    investments and foreign currency translations                     132,227
                                                                  -------------
  Net Gain on Investments                                             117,239
                                                                  -------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                            $113,074
                                                                  =============

See notes to financial statements.

S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S

MARSICO GROWTH FUND

                                                    Year              Year
                                                    Ended             Ended
(Amounts in thousands)                             9/30/03           9/30/02
-------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------
  Net investment loss                               $(4,165)          $(3,115)
  Net realized loss on investments                  (23,520)          (76,004)
  Net realized gain on foreign
    currency transactions                             8,532               203
  Change in unrealized appreciation/
    depreciation on investments and
    foreign currency translations                   132,227            20,913
                                                -------------------------------

  Net increase (decrease) in net assets
    resulting from operations                       113,074           (58,003)
                                                -------------------------------
-------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------
  Tax return of capital                                   -              (717)
                                                -------------------------------

  Total distributions                                     -              (717)
                                                -------------------------------
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------
  Proceeds from sale of shares                      356,489           430,675
  Proceeds from reinvestment
    of distributions                                      -               682
  Redemption of shares                             (322,317)         (261,567)
                                                -------------------------------

  Net increase from
    capital share transactions                       34,172           169,790
                                                -------------------------------
TOTAL INCREASE
  IN NET ASSETS                                     147,246           111,070
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
  Beginning of period                               641,974           530,904

  END OF PERIOD                                    $789,220          $641,974
                                                -------------------------------

  Accumulated net investment loss                      (285)             (163)
-------------------------------------------------------------------------------
TRANSACTIONS IN SHARES
-------------------------------------------------------------------------------
  Shares sold                                        28,383            32,129
  Shares issued in reinvestment
    of distributions                                      -                49
  Shares redeemed                                   (26,435)          (19,908)
                                                -------------------------------

  NET INCREASE                                        1,948            12,270
                                                ===============================

See notes to financial statements.

F I N A N C I A L   H I G H L I G H T S

MARSICO GROWTH FUND
For a Fund Share Outstanding Throughout the Period.

                                                     Year        Year
                                                     Ended       Ended
                                                    9/30/03     9/30/02
                                                 -------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.88      $12.71
--------------------------------------------------------------------------
INCOME from INVESTMENT OPERATIONS
--------------------------------------------------------------------------
  Net investment loss                                 (0.07)      (0.04)
  Net realized and unrealized gains
    (losses) on investments                            2.28       (0.77)
                                                 -------------------------
  Total from investment
    operations                                         2.21       (0.81)
                                                 -------------------------
--------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------
  Net realized gains                                      -           -
  Tax return of capital                                   -       (0.02)
                                                 -------------------------
  Total distributions                                     -       (0.02)
                                                 -------------------------
NET ASSET VALUE, END OF PERIOD                       $14.09      $11.88
                                                 -------------------------
TOTAL RETURN                                          18.60%      (6.42)%
--------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
--------------------------------------------------------------------------
  Net assets, end of period (000s)                 $789,220    $641,974

  Ratio of expenses to average net assets,
    before expenses paid indirectly                    1.38%       1.37%

  Ratio of net investment loss to average net
    assets, net of expenses paid indirectly           (0.62)%     (0.49)%

  Ratio of net investment loss to average net
    assets, before expenses paid indirectly           (0.67)%     (0.52)%

  Portfolio turnover rate                                91%        111%

34



                                                      Year          Year        Year
                                                      Ended         Ended       Ended
                                                     9/30/01       9/30/00     9/30/99
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $20.82        $16.29      $11.54
----------------------------------------------------------------------------------------
INCOME from INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------
  Net investment loss                                 (0.09)        (0.11)      (0.06)
  Net realized and unrealized gains
    (losses) on investments                           (7.32)         4.75        4.81
                                                   -------------------------------------
  Total from investment
    operations                                        (7.41)         4.64        4.75
                                                   -------------------------------------
----------------------------------------------------------------------------------------
DISTRIBUTIONS
----------------------------------------------------------------------------------------
  Net realized gains                                  (0.70)        (0.11)          -
  Tax return of capital                                   -             -           -
                                                   -------------------------------------
  Total distributions                                 (0.70)        (0.11)          -
                                                   -------------------------------------
NET ASSET VALUE, END OF PERIOD                       $12.71        $20.82      $16.29
                                                   -------------------------------------
TOTAL RETURN                                         (36.45)%       28.53%      41.16%
----------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------------------------------------------------------------------
  Net assets, end of period (000s)                 $530,904    $1,002,722    $688,490

  Ratio of expenses to average net assets,
    before expenses paid indirectly                    1.33%         1.30%       1.43%

  Ratio of net investment loss to average net
    assets, net of expenses paid indirectly           (0.53)%       (0.54)%     (0.46)%

  Ratio of net investment loss to average net
    assets, before expenses paid indirectly           (0.55)%       (0.55)%     (0.47)%

  Portfolio turnover rate                               120%          137%        137%

See notes to financial statements.

F U N D   O V E R V I E W

MARSICO 21ST CENTURY FUND
SEPTEMBER 30, 2003

The 21st Century Fund invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size, and will normally hold a core position of between 35 and 50 common stocks.

------------------------------------------------------------------------------
PERFORMANCE COMPARISON
------------------------------------------------------------------------------
                                One Year            Average Annual Since
                           (10/1/02-9/30/03)      Inception (2/1/00-9/30/03)
Marsico 21st Century Fund       33.64%(1)                  -3.61%(1)
S&P 500(R) Index                24.40%                     -7.43%
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
9/30/03                                                 $104,038,335
------------------------------------------------------------------------------

-----------------------------------
NET ASSET VALUE                            GROWTH OF $10,000(1)(2)
-----------------------------------
Net Asset Value
  Per Share                 $8.74
-----------------------------------
TOP FIVE HOLDINGS
-----------------------------------
JetBlue Airways Corp.        5.66%                 [graph]
Select Comfort Corp.         4.78
Harmon International
  Industries, Inc.           4.53
UCBH Holdings, Inc.          4.27
FedEx Corp.                  4.11
-----------------------------------
SECTOR ALLOCATION(3)
-----------------------------------
Consumer Cyclical           43.73%
Communications              19.15
Financial                   13.51
Technology                  11.32
Industrial                   7.38
Consumer Non-Cyclical        4.91


     The performance included in the table and graph do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

(1) The performance returns for the 21st Century Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced.

(2) This chart assumes an initial investment of $10,000 made on February 1, 2000 (inception). Past performance is no guarantee of future results. Total returns are based on net change in NAV, assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than the original cost.

(3) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

     The S&P 500(R) Index is a registered trademark of Standard & Poor's Corporation and is an unmanaged, broadly based index of the common stock prices of 500 large U.S. companies. You cannot invest directly in an index.

S C H E D U L E   O F   I N V E S T M E N T S

MARSICO 21ST CENTURY FUND
SEPTEMBER 30, 2003

                                           Number    Market Value    Percent of
                                          of Shares   in Dollars     Net Assets
-------------------------------------------------------------------------------
COMMON STOCKS
-------------------------------------------------------------------------------
AIRLINES
JetBlue Airways Corporation*               96,549     $5,886,593       5.66%
Ryanair Holdings PLC ADR*                  90,115      3,649,658       3.51
                                        ---------------------------------------
                                                       9,536,251       9.17
                                        ---------------------------------------

AUDIO/VIDEO PRODUCTS
Digital Theater Systems, Inc.*             39,670      1,129,841       1.09
Harman International Industries, Inc.      47,967      4,717,554       4.53
                                        ---------------------------------------
                                                       5,847,395       5.62
                                        ---------------------------------------

AUTOMOTIVE - CARS/LIGHT TRUCKS
Bayerische Motoren Werke AG**              86,380      3,266,091       3.14
                                        ---------------------------------------

BUILDING - RESIDENTIAL/COMMERCIAL
WCI Communities, Inc.*                    173,108      2,856,282       2.75
                                        ---------------------------------------

CABLE TV
EchoStar Communications
  Corporation - Class A*                   89,461      3,423,672       3.29
                                        ---------------------------------------

CASINO HOTELS
Wynn Resorts Ltd.*                        102,887      1,870,486       1.80
                                        ---------------------------------------

CELLULAR TELECOMMUNICATIONS
Nextel Communications, Inc. -
  Class A*                                107,291      2,112,560       2.03
                                        ---------------------------------------

COMMERCIAL BANKS - WESTERN US
UCBH Holdings, Inc.                       146,835      4,438,822       4.27
                                        ---------------------------------------

COMPUTERS
Dell, Inc.*                                98,922      3,303,006       3.17
                                        ---------------------------------------

COMPUTERS - MEMORY DEVICES
VERITAS Software Corporation*              67,952      2,133,693       2.05
                                        ---------------------------------------

DATA PROCESSING/MANAGEMENT
Fair Isaac Corporation                     54,557      3,216,681       3.09
                                        ---------------------------------------

 * Non-income producing.
** A portion of this security has been segregated by the custodian to cover segregation requirements on open forward currency contracts.
   See notes to financial statements.

S C H E D U L E   O F   I N V E S T M E N T S

MARSICO 21ST CENTURY FUND
SEPTEMBER 30, 2003

                                           Number    Market Value    Percent of
                                         of Shares    in Dollars     Net Assets
-------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
-------------------------------------------------------------------------------

E-COMMERCE/SERVICES
Monster Worldwide, Inc.*                  110,935     $2,793,343       2.68%
                                        ---------------------------------------

ELECTRONIC COMPONENTS - SEMICONDUCTORS
Intel Corporation                         111,126      3,057,076       2.94
                                        ---------------------------------------

FINANCE - INVESTMENT BANKER/BROKER
Citigroup, Inc.                            69,067      3,143,239       3.02
Jefferies Group, Inc.                     124,975      3,593,031       3.45
                                        ---------------------------------------
                                                       6,736,270       6.47
                                        ---------------------------------------

FINANCIAL GUARANTEE INSURANCE
MGIC Investment Corporation                53,832      2,803,032       2.69
                                        ---------------------------------------

HOTELS & MOTELS
Four Seasons Hotels, Inc.                  38,022      1,893,876       1.82
                                        ---------------------------------------

MACHINERY - CONSTRUCTION & MINING
Caterpillar, Inc.                          48,779      3,357,946       3.23
                                        ---------------------------------------

MEDICAL - BIOMEDICAL/GENETIC
Genentech, Inc.*                           35,282      2,827,500       2.72
                                        ---------------------------------------

MEDICAL - HMO
UnitedHealth Group, Inc.                   44,764      2,252,525       2.17
                                        ---------------------------------------

MOTORCYCLE/MOTOR SCOOTER MANUFACTURER
Harley-Davidson, Inc.                      46,486      2,240,625       2.15
                                        ---------------------------------------

NETWORKING PRODUCTS
Cisco Systems, Inc.*                      174,730      3,414,224       3.28
Foundry Networks, Inc.*                   100,963      2,171,714       2.09
                                        ---------------------------------------
                                                       5,585,938       5.37
                                        ---------------------------------------

RADIO
Cumulus Media, Inc. - Class A*            168,440      2,871,902       2.76
                                        ---------------------------------------

* Non-income producing.
  See notes to financial statements.

38


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

S C H E D U L E   O F   I N V E S T M E N T S

MARSICO 21ST CENTURY FUND
SEPTEMBER 30, 2003

                                           Number    Market Value    Percent of
                                         of Shares    in Dollars     Net Assets
-------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
-------------------------------------------------------------------------------

RETAIL - BEDDING
Select Comfort Corporation*               187,650     $4,972,725       4.78%
                                        ---------------------------------------

RETAIL - COMPUTER EQUIPMENT
Electronics Boutique Holdings
  Corporation*                            102,165      2,918,854       2.81
                                        ---------------------------------------

RETAIL - JEWELRY
Tiffany & Company                          53,897      2,011,975       1.93
                                        ---------------------------------------

RETAIL - MAJOR DEPARTMENT STORE
Sears, Roebuck and Company                 68,780      3,007,749       2.89
                                        ---------------------------------------

RETAIL - RESTAURANTS
Starbucks Corporation*                     65,639      1,890,403       1.82
                                        ---------------------------------------

RETAIL - SPORTING GOODS
The Sports Authority, Inc.*                93,211      2,932,418       2.82
                                        ---------------------------------------

TRANSPORTATION - SERVICES
FedEx Corporation                          66,445      4,281,051       4.11
                                        ---------------------------------------

WIRELESS EQUIPMENT
QUALCOMM, Inc.                             72,654      3,025,313       2.91
                                        ---------------------------------------

TOTAL COMMON STOCKS
(COST $88,386,518)                                   103,465,460      99.45
                                        ---------------------------------------


* Non-income producing.
  See notes to financial statments.

S C H E D U L E   O F   I N V E S T M E N T S

MARSICO 21ST CENTURY FUND
SEPTEMBER 30, 2003

                                        Principal/  Market Value    Percent of
                                         Shares      in Dollars     Net Assets
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------------
SSgA Money Market Funds                 1,374,222     $1,374,222       1.32%
                                        ---------------------------------------

TOTAL SHORT-TERM INVESTMENTS
(COST $1,374,222)                                      1,374,222       1.32
                                        ---------------------------------------

TOTAL INVESTMENTS
(COST $89,760,740)                                   104,839,682     100.77

Liabilities Less Cash and Other Assets                  (801,347)     (0.77)
                                        ---------------------------------------

NET ASSETS                                          $104,038,335     100.00%
                                        =======================================
-------------------------------------------------------------------------------
FORWARD CURRENCY CONTRACT OPEN AT SEPTEMBER 30, 2003
-------------------------------------------------------------------------------

                                                     Currency
Currency Sold and       Local           U.S.         Value in      Unrealized
Settlement Date        Currency       Dollars      U.S. Dollars       Loss
-------------------------------------------------------------------------------
Euro 12/17/03          2,639,902     $2,975,751     $3,069,442      $(93,691)
                     ----------------------------------------------------------

TOTAL                                                               $(93,691)
                     ==========================================================

* Non-income producing.
  See notes to financial statements.

S T A T E M E N T   O F   A S S E T S   A N D   L I A B I L I T I E S

MARSICO 21ST CENTURY FUND
SEPTEMBER 30, 2003

(Amounts in thousands)
------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------
  Investments, at value (cost $89,761)                              $104,840
  Receivable for investments sold                                      3,882
  Receivable for capital stock sold                                      184
  Interest and dividends receivable                                       33
  Prepaid expenses and other assets                                      135
                                                                  ------------
  TOTAL ASSETS                                                      $109,074
                                                                  ------------
------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------
  Payable for investments purchased                                    4,453
  Payable for capital stock redeemed                                      56
  Payable for loss on foreign currency
    exchange contracts                                                    63
  Accrued investment advisory fee                                         72
  Accrued distribution fee                                               105
  Accrued trustees' fees                                                 124
  Unrealized loss on foreign currency
    exchange contracts                                                    94
  Accrued expenses and other liabilities                                  69
                                                                  ------------
  TOTAL LIABILITIES                                                    5,036
                                                                  ------------
NET ASSETS                                                          $104,038
                                                                  ============
------------------------------------------------------------------------------
NET ASSETS CONSIST OF
------------------------------------------------------------------------------
  Paid-in-capital                                                   $152,302
  Accumulated net investment loss                                       (113)
  Accumulated net realized loss on investments and
    foreign currency transactions                                    (63,166)
  Net unrealized appreciation on investments
    and foreign currency translations                                 15,015
                                                                  ------------
NET ASSETS                                                          $104,038
                                                                  ============
SHARES OUTSTANDING, $0.001 PAR VALUE
  (UNLIMITED SHARES AUTHORIZED)                                       11,909

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE (NET
ASSETS/SHARES OUTSTANDING)*                                            $8.74
                                                                  ============

* Not in thousands.
  See notes to financial statements.

S T A T E M E N T   O F   O P E R A T I O N S

MARSICO 21ST CENTURY FUND
For the Year Ended September 30, 2003

(Amounts in thousands)
------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------
  Interest                                                               $17
  Dividends (net of $7 of non-reclaimable
    foreign withholding taxes)                                           312
                                                                --------------

  TOTAL INVESTMENT INCOME                                                329
                                                                --------------
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------
  Investment advisory fees                                               562
  Distribution fees                                                      165
  Transfer agent fees and expenses                                       116
  Fund administration fees                                                70
  Custody and fund accounting fees                                        65
  Trustees' fees and expenses                                             38
  Printing and postage expenses                                           37
  State registration fees                                                 20
  Professional fees                                                       13
  Miscellaneous                                                            6
                                                                --------------

  TOTAL EXPENSES                                                       1,092
  Less waiver of expenses and expenses paid indirectly                   (70)
                                                                --------------
  NET EXPENSES                                                         1,022
                                                                --------------

NET INVESTMENT LOSS                                                     (693)
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
------------------------------------------------------------------------------
  Net realized gain on investments                                     6,230
  Net realized gain on foreign currency transactions                     322
  Change in unrealized appreciation/depreciation on
    investments and foreign currency translations                     13,359
  Increase from payment by service provider                               68
                                                                --------------
  Net Gain on Investments                                             19,979
                                                                --------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                            $19,286
                                                                ==============

See notes to financial statements.

S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S

MARSICO 21ST CENTURY FUND

                                                           Year        Year
                                                          Ended       Ended
(Amounts in thousands)                                   9/30/03     9/30/02
------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------
  Net investment loss                                      $(693)      $(570)
  Net realized gain (loss) on investments                  6,230        (904)
  Net realized gain on
    foreign currency transactions                            322         540
  Change in unrealized appreciation/
    depreciation on investments and foreign
    currency translations                                 13,359       4,194
  Increase from payment by
    service provider                                          68           -
                                                      ------------------------

  Net increase in net assets
    resulting from operations                             19,286       3,260
                                                      ------------------------
------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------
  Proceeds from sale of shares                            56,312      13,740
  Redemption of shares                                   (27,581)    (21,103)
                                                      ------------------------

  Net increase (decrease) from
    capital share transactions                            28,731      (7,363)
                                                      ------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                   48,017      (4,103)
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
  Beginning of period                                     56,021      60,124

  END OF PERIOD                                         $104,038     $56,021
                                                      ------------------------
  Accumulated net investment loss                           (113)       (121)
------------------------------------------------------------------------------
TRANSACTIONS IN SHARES
------------------------------------------------------------------------------
  Shares sold                                              7,212       1,969
  Shares redeemed                                         (3,875)     (3,000)
                                                      ------------------------

  NET INCREASE (DECREASE)                                  3,337      (1,031)
                                                      ========================

See notes to financial statements.

F I N A N C I A L   H I G H L I G H T S

MARSICO 21ST CENTURY FUND
For a Fund Share Outstanding Throughout the Period.

                                           Year            Year           Year           2/01/00*
                                           Ended           Ended          Ended            to
                                          9/30/03         9/30/02        9/30/01         9/30/00
                                       ---------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                       $6.54           $6.26          $10.86         $10.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------
  Net investment loss                       (0.04)          (0.08)         (0.08)          (0.07)
  Net realized and unrealized
    gains (losses) on investments            2.23            0.36          (4.52)           0.93
                                       ---------------------------------------------------------------
  Total from investment
    operations                               2.19            0.28          (4.60)           0.86
                                       ---------------------------------------------------------------
------------------------------------------------------------------------------------------------------
OTHER
------------------------------------------------------------------------------------------------------
  Increase from payment by
    service provider                         0.01               -              -               -
                                       ---------------------------------------------------------------
  Total other                                0.01               -              -               -
                                       ---------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD                             $8.74           $6.54          $6.26          $10.86
                                       ---------------------------------------------------------------

TOTAL RETURN                                33.64%           4.47%        (42.36)%          8.60%(1)
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)       $104,038         $56,021        $60,124        $130,173

  Ratio of expenses to average net
    assets, less waivers and before
    expenses paid indirectly                 1.55%(4)        1.50%          1.50%           1.50%(2)

  Ratio of net investment loss to
    average net assets, net of
    waivers and expenses
    paid indirectly                         (1.05)%         (0.89)%        (0.76)%         (0.92)%(2)

  Ratio of expenses to average
    net assets, before waivers and
    expenses paid indirectly                 1.65%           1.60%          1.57%           1.70%(2)

  Ratio of net investment loss to
    average net assets, before
    waivers and expenses
    paid indirectly                         (1.15)%         (0.99)%        (0.83)%         (1.13)%(2)

  Portfolio turnover rate(3)                  236%            388%           399%            267%(1)

*   Inception.
(1) Not annualized for the periods less than one year.
(2) Annualized for the periods less than one year.
(3) Portfolio turnover is greater than most funds due to the investment style of the Fund.
(4) See Note 3 for information regarding the voluntary fee waiver.
    See notes to financial statements.

F U N D  O V E R V I E W

MARSICO INTERNATIONAL OPPORTUNITIES FUND
SEPTEMBER 30, 2003

The International Opportunities Fund invests primarily in common stocks of foreign companies that are selected for their long-term growth potential.
The Fund may invest in companies of any size throughout the world. It normally invests in issuers from at least three different countries, not including the United States, and maintains a core position of between 35 and 50 common stocks.
------------------------------------------------------------------------------
PERFORMANCE COMPARISON
------------------------------------------------------------------------------
                                One Year            Average Annual Since
                           (10/1/02-9/30/03)     Inception (6/30/00-9/30/03)
Marsico International
  Opportunities Fund           25.71%(1)                  -2.82%(1)
Morgan Stanley Capital
  International EAFE Index     26.01%                    -10.42%
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
9/30/03                                                          $28,408,577
------------------------------------------------------------------------------
--------------------------------------
NET ASSET VALUE                           GROWTH OF $10,000(1)(2)
--------------------------------------
Net Asset Value Per Share      $8.80
--------------------------------------
TOP FIVE HOLDINGS
--------------------------------------
Ryanair Holdings PLC ADR        5.27%             [graph]
UBS AG ADR                      4.03
Roche Holding AG                3.92
Bayerische Motoren Werke AG     3.70
HSBC Holdings PLC               3.61
--------------------------------------
SECTOR ALLOCATION(3)
--------------------------------------
Financial                      25.45%
Consumer Cyclical              25.09
Communications                 19.36
Industrial                     11.43
Consumer Non-Cyclical           7.45
Technology                      7.25
Energy                          1.84
Basic Materials                 1.10
Exchange Traded Fund            1.03


     The performance included in the table and graph do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

(1) The performance returns for the International Opportunities Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been 25.08% for the one year period ended 9/30/03, -3.78% since inception through 9/30/03, and the ending value of a $10,000 investment would have been $8,823 on 9/30/03.

(2) This chart assumes an initial investment of $10,000 made on June 30, 2000 (inception). Past performance is no guarantee of future results. Total returns are based on net change in NAV, assuming reinvestment of distributions. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than the original cost.

(3) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

     The Morgan Stanley Capital International EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE). You cannot invest directly in an index.

S C H E D U L E   O F   I N V E S T M E N T S

MARSICO INTERNATIONAL OPPORTUNITIES FUND
SEPTEMBER 30, 2003

                                         Number     Market Value    Percent of
                                       of Shares     in Dollars     Net Assets
-------------------------------------------------------------------------------
COMMON STOCKS
-------------------------------------------------------------------------------

ADVERTISING SERVICES
JC Decaux S.A.*                          21,394       $300,884         1.06%
                                      -----------------------------------------

AIRLINES
Cathay Pacific Airway Ltd.              180,000        304,478         1.07
Ryanair Holdings PLC ADR*                36,968      1,497,204         5.27
                                      -----------------------------------------
                                                     1,801,682         6.34
                                      -----------------------------------------

AUDIO/VIDEO PRODUCTS
Yamaha Corporation                       32,600        618,848         2.18
                                      -----------------------------------------

AUTOMOTIVE - CARS/LIGHT TRUCKS
Bayerische Motoren Werke AG              27,751      1,049,285         3.70
Nissan Motor Company Ltd.                76,000        821,972         2.89
                                      -----------------------------------------
                                                     1,871,257         6.59
                                      -----------------------------------------

BROADCAST SERVICE/PROGRAMMING
SKY Perfect Communications, Inc.*           250        302,921         1.07
                                      -----------------------------------------

CABLE TV
Sogecable S.A.*                          23,436        563,902         1.98
                                      -----------------------------------------

CASINO HOTELS
Wynn Resorts Ltd.*                       18,579        337,766         1.19
                                      -----------------------------------------

CELLULAR TELECOMMUNICATIONS
Mobile Telesystems ADR                    8,200        603,110         2.12
NTT DoCoMo, Inc.*                           118        289,135         1.02
                                      -----------------------------------------
                                                       892,245         3.14
                                      -----------------------------------------

COMMERCIAL BANKS - NON US
Credit Agricole S.A.                     20,548        400,558         1.41
OTP Bank Rt. GDR 144A                    13,997        333,129         1.17
Unibanco Uniao de
  Bancos Brasileiros S.A. ADR            21,490        425,502         1.50
                                      -----------------------------------------
                                                     1,159,189         4.08
                                      -----------------------------------------

* Non-income producing.
  See notes to financial statements.

46


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S C H E D U L E   O F   I N V E S T M E N T S

MARSICO INTERNATIONAL OPPORTUNITIES FUND
SEPTEMBER 30, 2003

                                         Number     Market Value    Percent of
                                       of Shares     in Dollars     Net Assets
-------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
-------------------------------------------------------------------------------

DISTRIBUTION/WHOLESALE
Esprit Holdings Ltd.                    155,000       $471,341         1.66%
                                      -----------------------------------------

DIVERSIFIED FINANCIAL SERVICES
UBS AG ADR                               20,415      1,146,197         4.03
                                      -----------------------------------------

DIVERSIFIED MINERALS
Companhia Vale do Rio Doce ADR            7,319        298,762         1.05
                                      -----------------------------------------

ELECTRIC PRODUCTS - MISCELLANEOUS
Samsung Electronics Company Ltd.          2,510        855,471         3.01
Sharp Corporation                        62,000        909,842         3.20
Toshiba Corporation                      69,000        291,074         1.03
                                      -----------------------------------------
                                                     2,056,387         7.24
                                      -----------------------------------------

ELECTRONIC COMPONENTS - MISCELLANEOUS
Koninklijke (Royal)
  Philips Electronics N.V.               18,367        416,468         1.47
                                      -----------------------------------------

ENTERPRISE SOFTWARE/SERVICES
SAP AG                                    4,191        512,166         1.80
                                      -----------------------------------------

FINANCE - INVESTMENT BANKER/BROKER
Daiwa Securities Group, Inc.             85,000        576,000         2.03
                                      -----------------------------------------

MACHINE TOOLS & RELATED PRODUCTS
THK Company Ltd.                         20,300        350,192         1.23
                                      -----------------------------------------

MEDICAL - DRUGS
Roche Holding AG                         13,409      1,112,506         3.92
                                      -----------------------------------------

MEDICAL PRODUCTS
Synthes-Stratec, Inc.                       506        448,568         1.58
                                      -----------------------------------------

* Non-income producing.
  See notes to financial statements.

                                                                          47

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

S C H E D U L E   O F   I N V E S T M E N T S

MARSICO INTERNATIONAL OPPORTUNITIES FUND
SEPTEMBER 30, 2003

                                         Number     Market Value    Percent of
                                       of Shares     in Dollars     Net Assets
-------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
-------------------------------------------------------------------------------

MONEY CENTER BANKS
Erste Bank der oesterreichischen
  Sparkassen AG                           2,956       $299,140         1.05%
HSBC Holdings PLC                        77,802      1,026,205         3.61
Royal Bank of Scotland Group PLC         22,514        572,586         2.02
UFJ Holdings, Inc.                          143        563,452         1.98
                                      -----------------------------------------
                                                     2,461,383         8.66
                                      -----------------------------------------

MULTI-LINE INSURANCE
Corporacion Mapfre S.A.                  26,788        292,469         1.03
Zurich Financial Services AG              4,335        541,957         1.91
                                      -----------------------------------------
                                                       834,426         2.94
                                      -----------------------------------------

MULTIMEDIA
The News Corporation Ltd. ADR            25,114        823,739         2.90
                                      -----------------------------------------

MUSIC
EMI Group PLC                           314,958        773,529         2.72
                                      -----------------------------------------
OFFICE AUTOMATION & EQUIPMENT
Canon, Inc.                               9,000        441,054         1.55
                                      -----------------------------------------

OIL COMPANIES - EXPLORATION & PRODUCTION
CNOOC Ltd. ADR                           14,607        502,043         1.77
                                      -----------------------------------------

REAL ESTATE OPERATING/DEVELOPMENT
Mitsui Fudosan Company Ltd.              32,000        284,342         1.00
Sun Hung Kai Properties, Ltd.            57,000        461,850         1.63
                                      -----------------------------------------
                                                       746,192         2.63
                                      -----------------------------------------

RETAIL - CONSUMER ELECTRONICS
Yamada Denki Company Ltd.                22,200        657,542         2.31
                                      -----------------------------------------

RETAIL - HYPERMARKETS
Wal-Mart de Mexico - Series V           100,759        291,876         1.03
                                      -----------------------------------------

* Non-income producing.
  See notes to financial statements.

48


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

S C H E D U L E   O F   I N V E S T M E N T S

MARSICO INTERNATIONAL OPPORTUNITIES FUND
SEPTEMBER 30, 2003

                                         Number     Market Value    Percent of
                                       of Shares     in Dollars     Net Assets
-------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
-------------------------------------------------------------------------------

SEMICONDUCTOR COMPONENTS - INTEGRATED CIRCUITS
Taiwan Semiconductor
  Manufacturing Co., Ltd. ADR*           67,406       $730,007         2.57%
                                      -----------------------------------------

SEMICONDUCTOR EQUIPMENT
ASM Pacific Technology Ltd.              85,500        289,254         1.02
                                      -----------------------------------------

TELECOMMUNICATION EQUIPMENT
Marconi Corporation PLC*                 53,131        397,427         1.40
                                      -----------------------------------------

TELEPHONE - INTEGRATED
NTL, Inc.*                               16,731        788,365         2.77
                                      -----------------------------------------

TELEVISION
British Sky Broadcasting Group
  PLC ADR*                               56,576        577,897         2.03
                                      -----------------------------------------

TRANSPORTATION - MARINE
Golar LNG Ltd.*                          25,400        286,222         1.01
                                      -----------------------------------------

WEB PORTALS/ISP
Sohu.com, Inc.*                           8,027        249,640         0.88
Yahoo Japan Corporation*                     26        368,712         1.30
                                      -----------------------------------------
                                                       618,352         2.18
                                      -----------------------------------------

TOTAL COMMON STOCKS
(COST $21,536,110)                                  26,456,589        93.13
                                      -----------------------------------------

* Non-income producing.
  See notes to financial statements.

                                                                          49

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

S C H E D U L E   O F   I N V E S T M E N T S

MARSICO INTERNATIONAL OPPORTUNITIES FUND
SEPTEMBER 30, 2003

                                         Number     Market Value    Percent of
                                       of Shares     in Dollars     Net Assets
-------------------------------------------------------------------------------
PREFERRED STOCK
-------------------------------------------------------------------------------

BREWERY
Companhia de Bebidas
  das Americas ADR                       21,529       $466,103         1.64%
                                      -----------------------------------------

TOTAL PREFERRED STOCK
(COST $337,409)                                        466,103         1.64
                                      -----------------------------------------

-------------------------------------------------------------------------------
EXCHANGE-TRADED FUND
-------------------------------------------------------------------------------
iShares MSCI Japan Index Fund            25,402        279,168         0.98
                                      -----------------------------------------

TOTAL EXCHANGE-TRADED FUND
(COST $287,307)                                        279,168         0.98
                                      -----------------------------------------


                                      Principal/   Market Value    Percent of
                                        Shares      in Dollars     Net Assets
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------------
SSgA Money Market Funds               1,210,134      1,210,134         4.26
                                      -----------------------------------------

TOTAL SHORT-TERM INVESTMENTS
(COST $1,210,134)                                    1,210,134         4.26
                                      -----------------------------------------

TOTAL INVESTMENTS
(COST $23,370,960)                                  28,411,994       100.01

Liabilities Less Cash and Other Assets                  (3,417)       (0.01)
                                      -----------------------------------------

  NET ASSETS                                       $28,408,577       100.00%
                                      =========================================

* Non-income producing.
  See notes to financial statements.

50


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S C H E D U L E   O F   I N V E S T M E N T S

MARSICO INTERNATIONAL OPPORTUNITIES FUND
SEPTEMBER 30, 2003

-------------------------------------------------------------------------------
SUMMARY OF INVESTMENTS BY COUNTRY
-------------------------------------------------------------------------------
                                                                Percent of
                                                                Investment
Country                                        Market Value     Securities
-------------------------------------------------------------------------------
Australia                                         $823,739         2.9%
Austria                                            299,140         1.1
Brazil                                           1,190,367         4.2
China                                            2,278,606         8.0
France                                             701,442         2.4
Germany                                          1,561,451         5.5
Hungary                                            333,129         1.2
Ireland                                          1,497,204         5.3
Japan                                            6,754,254        23.8
Mexico                                             291,876         1.0
Netherlands                                        416,468         1.5
Russia                                             603,110         2.1
Scotland                                           572,586         2.0
South Korea                                        855,471         3.0
Spain                                              856,371         3.0
Switzerland                                      3,249,228        11.4
Taiwan                                             730,007         2.6
United Kingdom                                   3,061,280        10.8
United States(1)                                 2,336,265         8.2
                                             ----------------------------------
TOTAL                                          $28,411,994       100.0%
                                             ----------------------------------

(1) Includes short-term securities.
    See notes to financial statements.

S T A T E M E N T   O F   A S S E T S   A N D   L I A B I L I T I E S

MARSICO INTERNATIONAL OPPORTUNITIES FUND
SEPTEMBER 30, 2003

(Amounts in thousands)
-------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------
  Investments, at value (cost $23,371)                                $28,412
  Receivable for investments sold                                         127
  Receivable for capital stock sold                                         6
  Interest and dividends receivable                                       138
  Prepaid expenses and other assets                                        98
                                                                    -----------

  TOTAL ASSETS                                                        $28,781
                                                                    -----------
-------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------
  Payable for investments purchased                                       126
  Payable for capital stock redeemed                                        3
  Payable for loss on foreign currency exchange contracts                 100
  Accrued investment advisory fee                                           7
  Accrued distribution fee                                                  4
  Accrued trustees' fees                                                   90
  Accrued expenses and other liabilities                                   42
                                                                    -----------

  TOTAL LIABILITIES                                                       372
                                                                    -----------

NET ASSETS                                                            $28,409
                                                                    ===========
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF
-------------------------------------------------------------------------------
  Paid-in-capital                                                     $30,726
  Accumulated net investment loss                                        (181)
  Accumulated net realized loss on investments and
    foreign currency transactions                                      (7,195)
  Net unrealized appreciation on investments
    and foreign currency translations                                   5,059
                                                                    -----------

NET ASSETS                                                            $28,409
                                                                    ===========

SHARES OUTSTANDING, $0.001 PAR VALUE
(UNLIMITED SHARES AUTHORIZED)                                           3,228

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE (NET
ASSETS/SHARES OUTSTANDING)*                                             $8.80
                                                                    ===========

*  Not in thousands.
   See notes to financial statements.

52


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

S T A T E M E N T   O F   O P E R A T I O N S

MARSICO INTERNATIONAL OPPORTUNITIES FUND
For the Year Ended September 30, 2003

(Amounts in thousands)
-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
  Interest                                                                 $9
  Dividends (net of $50 of non-reclaimable
    foreign withholding taxes)                                            421
                                                                     ----------

  TOTAL INVESTMENT INCOME                                                 430
                                                                     ----------
-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
  Investment advisory fees                                                196
  Custody and fund accounting fees                                        129
  Distribution fees                                                        58
  Fund administration fees                                                 51
  Transfer agent fees and expenses                                         42
  Trustees' fees and expenses                                              21
  State registration fees                                                  15
  Printing and postage expenses                                            12
  Professional fees                                                         8
  Miscellaneous                                                             3
                                                                     ----------

  TOTAL EXPENSES                                                          535
  Less waiver of expenses and expenses paid indirectly                   (147)
                                                                     ----------
  NET EXPENSES                                                            388
                                                                     ----------

NET INVESTMENT INCOME                                                      42
                                                                     ----------
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------
  Net realized loss on investments                                       (699)
  Net realized gain on foreign currency transactions                    1,560
  Change in unrealized appreciation/depreciation on
    investments and foreign currency translations                       4,489
                                                                     ----------

  Net Gain on Investments                                               5,350
                                                                     ----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                              $5,392
                                                                     ==========


See notes to financial statements.

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

S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S

MARSICO INTERNATIONAL OPPORTUNITIES FUND

                                                        Year            Year
                                                        Ended          Ended
(Amounts in thousands)                                 9/30/03        9/30/02
-------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------
  Net investment income (loss)                             $42           $(55)
  Net realized loss on investments                        (699)        (1,300)
  Net realized gain on foreign
    currency transactions                                1,560            593
  Change in unrealized appreciation/
    depreciation on investments and foreign
    currency translations                                4,489            735
  Increase from payment by affiliate                         -             21
                                                    ---------------------------

  Net increase (decrease) in net assets
    resulting from operations                            5,392             (6)
                                                    ---------------------------
-------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------
  Net investment income                                      -            (24)
                                                    ---------------------------

  Total distributions                                        -            (24)
                                                    ---------------------------
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------
  Proceeds from sale of shares                           7,109         15,955
  Proceeds from reinvestment of
    distributions                                            -             23
  Redemption fees                                            9            133
  Redemption of shares                                  (4,733)       (13,058)
                                                    ---------------------------

  Net increase from
    capital share transactions                           2,385          3,053
                                                    ---------------------------

TOTAL INCREASE IN NET ASSETS                             7,777          3,023
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
  Beginning of period                                   20,632         17,609

  END OF PERIOD                                        $28,409        $20,632
                                                    ===========================

  Accumulated net investment loss                         (181)          (110)
-------------------------------------------------------------------------------
TRANSACTIONS IN SHARES
-------------------------------------------------------------------------------
  Shares sold                                              919          2,052
  Shares issued in reinvestment of distributions             -              3
  Shares redeemed                                         (637)        (1,707)
                                                    ---------------------------

  NET INCREASE                                             282            348
                                                    ===========================


See notes to financial statements.

F I N A N C I A L   H I G H L I G H T S

MARSICO INTERNATIONAL OPPORTUNITIES FUND
For a Fund Share Outstanding Throughout the Period.

                                                Year        Year        Year       6/30/00*
                                                Ended       Ended       Ended        to
                                               9/30/03     9/30/02     9/30/01     9/30/00
                                             ----------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                            $7.00       $6.78      $10.36      $10.00
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------
  Net investment income (loss)                    0.02       (0.02)          -        0.01
  Net realized and unrealized
    gains (losses) on investments                 1.78        0.19       (3.27)       0.35
                                             ----------------------------------------------------
  Total from investment operations                1.80        0.17       (3.27)       0.36
                                             ----------------------------------------------------
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS & OTHER
-------------------------------------------------------------------------------------------------
  Net investment income                              -       (0.01)      (0.04)          -
  Net realized gains                                 -           -       (0.27)          -
  Redemption fees                                    -(1)     0.05           -           -
  Payment by affiliate                               -        0.01           -           -
                                             ----------------------------------------------------
  Total distributions                                -        0.05       (0.31)          -
                                             ----------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $8.80       $7.00       $6.78      $10.36
                                             ----------------------------------------------------
TOTAL RETURN                                     25.71%       3.37%     (32.32)%      3.60%(2)
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
-------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)             $28,409     $20,632     $17,609     $15,480

  Ratio of expenses to average net
    assets, less waivers and before
    expenses paid indirectly                      1.68%(5)    1.60%       1.60%       1.60%(3)

  Ratio of net investment income (loss)
    to average net assets, net of waivers
    and expenses paid indirectly                  0.18%      (0.25)%      0.05%       0.33%(3)

  Ratio of expenses to average
    net assets, before waivers and
    expenses paid indirectly                      2.31%       2.07%       2.60%       4.76%(3)

  Ratio of net investment loss to
    average net assets, before waivers
    and expenses paid indirectly                 (0.45)%     (0.73)%     (0.94)%     (2.83)%(3)

  Portfolio turnover rate(4)                       211%        192%        534%        190%(2)

*   Inception.
(1) Less than $0.01.
(2) Not annualized for the periods less than one year.
(3) Annualized for the periods less than one year.
(4) Portfolio turnover is greater than most funds due to the investment style of the Fund.
(5) See Note 3 for information regarding the voluntary fee waiver.
See notes to financial statements.

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

MARSICO FUNDS
SEPTEMBER 30, 2003

1.   ORGANIZATION

     The Marsico Investment Fund (the "Trust") was organized on October 1, 1997, as a Delaware Business Trust and is registered under the Investment
     Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Focus Fund, the Growth Fund, the 21st Century
     Fund and the International Opportunities Fund (collectively, the
     "Funds") are separate investment portfolios of the Trust. The Focus
     Fund is a non-diversified fund and the Growth Fund, the 21st Century
     Fund and the International Opportunities Fund are diversified funds.
     The Focus and Growth Funds commenced operations on December 31, 1997, the 21st Century Fund commenced operations on February 1, 2000 and the International Opportunities Fund commenced operations on June 30, 2000. Affiliates of the Adviser hold approximately 34% of the International Opportunities Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Certain prior year information has been reformatted to conform to the current year presentation.

     (a) Investment Valuation--A security traded on a recognized stock exchange is valued at the last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current closing price. Debt securities that will mature in more than 60 days are valued at prices furnished by a pricing service. Securities that will mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' investment adviser pursuant to guidelines established by the Board of Trustees.

     (b) Organization Costs--Costs incurred by the Focus and Growth Funds in connection with their organization, registration and the initial public offering

56


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N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   continued

MARSICO FUNDS
SEPTEMBER 30, 2003

          of shares were deferred and amortized during the five-year period ended December 31, 2002. Organizational costs of the 21st Century Fund and the International Opportunities Fund were expensed by the Funds as incurred.

     (c) Expenses--The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. The Funds' expenses may be reduced by voluntary advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in Waiver of Expenses and Expenses Paid Indirectly in the Statement of Operations.

          Brokerage commissions were paid to unaffiliated brokers which reduced certain transfer agent fees and expenses in the amount of $840,468 and $269,631 for the Focus Fund and Growth Fund, respectively, for the year ended September 30, 2003. Also, the Funds received credits on certain custody account balances which reduced certain transfer agent fees and expenses in the amount of $5,692, $2,156, $214 and $75 for the Focus Fund, Growth Fund, 21st Century Fund and International Opportunities Fund, respectively, for the year ended September 30, 2003. Brokerage commission credits and custody account earnings credits are included in Expenses Paid Indirectly on the Statements of Operations.

     (d) Federal Income Taxes--Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income and excise taxes. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

     (e) Distributions to Shareholders--Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.

          These reclassifications are due to differing treatment for items such as deferral of wash sales, foreign currency transactions, net operating losses and post-October capital losses. Accordingly, at September 30, 2003, reclassifications (in thousands) were recorded to decrease paid-in-capital

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   continued

MARSICO FUNDS
SEPTEMBER 30, 2003

          by $9,326, $4,071, $660 and $0, increase (decrease) net investment income by $8,895, $4,043, $701 and $(113), and increase (decrease) accumulated net realized gain (loss) on investments and foreign currency transactions by $431, $28, $(41) and $113 for the Focus, Growth, 21st Century and International Opportunities Funds, respectively.

     (f) Foreign Currency Translation--The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

          Reported realized gains on foreign currency transactions arise from sales of portfolio securities, forward currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid.

          The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year-end. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rates and changes in market prices of securities held.

     (g) Forward Currency Contracts and Futures Contracts--The Funds may enter into forward currency contracts to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

          Forward currency contracts held by the Funds are fully collateralized by other securities. If held by the Funds, such collateral would be in the possession of the Funds' custodian. The collateral would be evaluated daily

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   continued

MARSICO FUNDS
SEPTEMBER 30, 2003

          to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

          Futures contracts are marked to market daily and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

          Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk.
          Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

          The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts, and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     (h) Options Contracts--The Funds may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign currencies and U.S. and foreign securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets. These transactions are for hedging purposes or for the purpose of earning additional income. In addition, the Funds may enter into such transactions for cross-hedging purposes.

          The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   continued

MARSICO FUNDS
SEPTEMBER 30, 2003

          When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

     (i) Trustees' Compensation--Effective February 1, 2000, the Board of Trustees adopted the Marsico Investment Fund Deferred Fee Plan (the "Plan") that allows the independent Trustees to defer the receipt of all or a portion of the Trustees' fees payable. The Trustees are deemed to be notionally invested in the Funds until distribution in accordance with the Plan. Included in the Trustees' Fees and Expenses on the Statement of Operations is the unrealized appreciation of $43,761, $31,510, $30,090 and $17,937 related to the mark-to-market of the shares of the deferred plan for the Focus Fund, Growth Fund, 21st Century Fund and International Opportunities Fund, respectively.

     (j) Redemption Fee--A 2.00% redemption fee is retained by the International Opportunities Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held three months or less from their purchase date and is recorded by the Fund as a reduction of shares redeemed and as a credit to paid-in-capital. For the year ended September 30, 2003, the International Opportunities Fund received $8,820 in redemption fees.

     (k) Other--Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis.

60


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N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   continued

MARSICO FUNDS
SEPTEMBER 30, 2003

          During the year ended September 30, 2003, the fund accounting agent reimbursed the 21st Century Fund $67,752 for an investment transaction loss, which had resulted from an unintended error in available cash balances for investment transactions. This reimbursement is included in the Statement of Operations and Financial Highlights as an Increase From Payment By Service Provider and did not have a significant effect on the Fund's total return.

3.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

     The Funds have an agreement with Marsico Capital Management, LLC (the "Adviser") to furnish investment advisory services to the Funds. Under the terms of this agreement, the Adviser is compensated at the rate of 0.85% of the average daily net assets of each of the Focus, Growth, 21st Century and International Opportunities Funds. The Adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Focus and International Opportunities Funds' average daily net assets and 1.50% of the Growth and 21st Century Funds' average daily net assets until December 31, 2003. This fee waiver is voluntary and may be terminated at any time. The voluntary waiver of expenses for the year ended September 30, 2003 excludes as an extraordinary item the unrealized appreciation of $30,090 and $17,937, respectively, for the 21st Century Fund and International Opportunities Fund. The unrealized appreciation is included in the Change in Unrealized Appreciation/Depreciation on Investment and Foreign Currency Translations on the Statement of Operations. As a result, the unrealized appreciation is retained by the Funds in accordance with the Plan.

     The Adviser is entitled to reimbursement from a Fund of any fees waived pursuant to this arrangement if such reimbursements do not cause a Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

     As of September 30, 2003, the reimbursements that may potentially be made by the 21st Century Fund and the International Opportunities Fund to the Adviser are $204,436 and $453,175, respectively, which expire between 2004 and 2006.

     Banc of America Securities is an affiliate of Marsico Capital Management, LLC and is designated as an introductory broker on certain Fund transactions. For the year ended September 30, 2003, brokerage commissions paid to Banc of America Securities were $19,585, $4,402 and $13,226 for the Focus Fund, Growth Fund, and 21st Century Fund, respectively.

                                                                          61


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

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   continued

MARSICO FUNDS
SEPTEMBER 30, 2003

4.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund's average daily net assets.

5.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended September 30, 2003, were as follows:

     (Amounts in thousands)                         Purchases        Sales
     -------------------------------------------------------------------------
     Focus Fund                                    $2,173,201     $1,507,824
     Growth Fund                                      635,222        586,913
     21st Century Fund                                184,025        155,148
     International Opportunities Fund                  48,597         47,130

     There were no purchases or sales of U.S. government securities.

6.   FEDERAL INCOME TAX INFORMATION

     At September 30, 2003, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

                                                         21st    International
     (Amounts in                Focus       Growth     Century   Opportunities
     thousands)                 Fund         Fund       Fund         Fund
     -------------------------------------------------------------------------
     Cost of investments     $1,847,999    $626,257    $89,849     $23,883
                           ---------------------------------------------------
     Gross unrealized
       appreciation             389,887     153,715     16,385       4,762
     Gross unrealized
       depreciation              (2,934)     (5,354)    (1,394)       (233)
                           ---------------------------------------------------
     Net unrealized
       appreciation
       on investments          $386,953    $148,361    $14,991      $4,529

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and foreign currency transactions.

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   continued

MARSICO FUNDS
SEPTEMBER 30, 2003

     The Focus Fund and Growth Fund had realized capital losses (in thousands) from transactions between November 1, 2002 and September 30, 2003 of $47,093 and $10,671, respectively.

     The Focus, Growth, 21st Century and International Opportunities Funds had realized currency losses (in thousands) from transactions between November 1, 2002 and September 30, 2003 of $2,455, $26, $51 and $73,
     respectively. Post-October currency losses and capital losses are treated as arising in the Funds next fiscal year.

     At September 30, 2003, Focus, Growth, 21st Century and International Opportunities Funds had accumulated capital loss carryforwards (in thousands) of $329,779, $133,120, $63,078 and $6,683, with $0, $0,
     $34,555 and $480 expiring in 2009, $242,309, $54,527, $28,523 and
     $6,125 expiring in 2010 and $87,470, $78,593, $0 and $78 expiring in
     2011, respectively. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.

     The tax character of distributions paid during the fiscal years ended September 30, 2003, and September 30, 2002 were as follows (in thousands):

                                                                        21st         International
                                  Focus             Growth            Century        Opportunities
                                   Fund              Fund              Fund              Fund
     ---------------------------------------------------------------------------------------------
                               2003     2002     2003     2002     2003     2002     2003     2002
     ---------------------------------------------------------------------------------------------
     Ordinary income            -         -       -        -        -        -        -       $24
     Return of capital          -      $4,530     -       $717      -        -        -        -
                            ----------------------------------------------------------------------
     TOTAL DISTRIBUTIONS
       PAID                     -      $4,530     -       $717      -        -        -       $24

                                                                          63


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

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   continued

MARSICO FUNDS
SEPTEMBER 30, 2003


     As of September 30, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                               21st      International
                                   Focus        Growth       Century     Opportunities
     (Amounts in thousands)        Fund          Fund         Fund           Fund
     ---------------------------------------------------------------------------------
     Undistributed ordinary
       income (deficit)             $(804)        $(253)        $(83)        $(163)
     Undistributed long-term
       capital gains                    -             -            -             -
                                ------------------------------------------------------
     Tax accumulated
       earnings (deficit)            (804)         (253)         (83)         (163)
                                ------------------------------------------------------
     Accumulated capital and
       other losses              (376,872)     (143,791)     (63,078)       (6,683)
     Unrealized appreciation
       on investments             386,953       148,361       14,991         4,529
                                ------------------------------------------------------

TOTAL ACCUMULATED
  EARNINGS (DEFICIT)               $9,277        $4,317     $(48,170)      $(2,317)
                                ------------------------------------------------------

64


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

R E P O R T   O F   I N D E P E N D E N T   A U D I T O R S

MARSICO FUNDS
SEPTEMBER 30, 2003

To the Board of Trustees and Shareholders of the Marsico Investment Fund

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Marsico Focus Fund, the Marsico Growth Fund, the Marsico 21st Century Fund and the Marsico International Opportunities Fund (constituting the Marsico Investment Fund, hereafter referred to as the "Funds") at September 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and broker and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

     /s/ PricewaterhouseCoopers LLP

     PricewaterhouseCoopers LLP

     Denver, Colorado
     November 7, 2003

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T R U S T E E   A N D   O F F I C E R   I N F O R M A T I O N

MARSICO FUNDS
SEPTEMBER 30, 2003 (Unaudited)

INDEPENDENT TRUSTEES

                                                           Term of Office(1)
                                   Position(s) Held          and Length of
Name, Address and Age               with the Trust            Time Served
-------------------------------------------------------------------------------

Rono Dutta                              Trustee            Since August 1998
1200 17th Street
Suite 1300
Denver, CO  80202
Age: 52


Walter A. Koelbel, Jr.                  Trustee            Since December 1997
5291 Yale Avenue
Denver, CO  80222
Age: 51

Larry A. Mizel                          Trustee            Since December 1997
3600 South Yosemite Street
Suite 900
Denver, CO  80237
Age: 61

Federico Pena                           Trustee            Since February 1999
1225 17th Street
Denver, CO  80202
Age: 56

Michael D. Rierson                      Trustee            Since November 1998
4202 East Fowler Avenue
ADM 214
Tampa, FL  33620
Age: 50



Joseph T. Willett                       Trustee            Since November 2002
1200 17th Street
Suite 1300
Denver, CO  80202
Age: 52

(1) Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

    The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 1-888-860-8686.

                                                                  Number of Portfolios          Other
              Principal Occupation(s)                               in Fund Complex         Directorships
                During Past 5 Years                                Overseen by Trustee     Held by Trustee
-------------------------------------------------------------------------------------------------------------
President, United Airlines (1999-September 2002);                           4                    None
Senior Vice President--Planning, United Airlines
(1994-1999); other positions with United Airlines
(1985-1994); previously, Manager for Planning,
Bell & Howell, and Management Consultant, Booz,
Allen and Hamilton.

President, and other positions, Koelbel and Company                         4                    None
(real estate development company)
(December 1976-Present).


President, M.D.C. Holdings, Inc. (homebuilding and                          4                   M.D.C.
mortgage banking) (March 1996-Present); Chairman                                            Holdings, Inc.
and Chief Executive Officer, M.D.C. Holdings, Inc.
(more than five years).


Managing Director, Vestar Capital Partners (August 1998-                    4            Principal Financial
Present); Secretary, U.S. Department of Energy (March 1997-                                  Group, Inc.
July 1998); Secretary, U.S. Department of Transportation                                     Sonic Corp.
(January 1993-February 1997).

Vice President of University Advancement, University of South               4                   None
Florida (May 2001-Present); Vice President, University
Advancement at University of Miami (September 1998-
March 2001); Associate Dean, Kenan-Flagler Business School at
University of North Carolina at Chapel Hill (November 1993-
September 1998); Various positions at Duke University,
Durham, N.C. (October 1983-November 1993).

Chief Operating Officer, Merrill Lynch Europe                               4              Merrill Lynch
(1998-2002); Chief Financial Officer,                                                     Capital Markets
Merrill Lynch & Co. (1993-1998).                                                            Bank Limited
                                                                                             (Ireland)

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T R U S T E E   A N D   O F F I C E R   I N F O R M A T I O N

MARSICO FUNDS
SEPTEMBER 30, 2003 (Unaudited)


INTERESTED TRUSTEES AND OFFICERS

                                                           Term of Office(1)
                                   Position(s) Held          and Length of
Name, Address and Age               with the Trust            Time Served
-------------------------------------------------------------------------------

Thomas F. Marsico(2)(3)         Trustee, President and     Since December 1997
1200 17th Street                Chief Executive Officer
Suite 1300
Denver, CO  80202
Age: 48

J. Jeffrey Riggs(2)                     Trustee            Since December 1997
8400 East Prentice Avenue
Suite 1310
Englewood, CO  80111
Age: 50

Christopher J. Marsico(3)         Vice President and       Since September 2002
1200 17th Street                       Treasurer
Suite 1300
Denver, CO  80202
Age: 42

Mary L. Watson                     Vice President and      Since September 2002
1200 17th Street                       Secretary
Suite 1300
Denver, CO  80202
Age: 44

Sander M. Bieber                   Assistant Secretary     Since December 1997
1775 I Street, N.W.
Washington, D.C.  20005
Age: 53

(1) Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

(2) Mr. T. Marsico is considered an Interested Trustee of the Trust within the meaning of the Investment Company Act of 1940, as amended, because of his affiliation with Marsico Capital Management, LLC. The Trust treats Mr. Riggs as an Interested Trustee due to a business relationship with Mr. T. Marsico whereby Mr. T. Marsico has invested personal assets in certain partnerships for which Mr. Riggs acts as principal.

(3)  Mr. T. Marsico and Mr. C. Marsico are brothers.

     The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 1-888-860-8686.

                                                                  Number of Portfolios          Other
              Principal Occupation(s)                               in Fund Complex         Directorships
                During Past 5 Years                                Overseen by Trustee     Held by Trustee
-------------------------------------------------------------------------------------------------------------
Chief Executive Officer, Marsico Capital                                     4                  None
Management, LLC (September 1997-Present);
Executive Vice President, Janus Capital Corp.
(1986-1997).


President, Essex Financial Group, Inc. (commercial                           4                  None
mortgage bank) (more than five years); Principal,
Metropolitan Homes, Inc. (January 1992-2000);
Principal, Baron Properties, LLC (January 1997-Present).


President, Marsico Capital Management, LLC                                  N/A                 N/A
(June 2002-Present); Chief Operations Officer,
Marsico Capital Management, LLC (September 1997-
June 2002); Vice President, US West
(1988-September 1997).

Chief Operations Officer, Marsico Capital Management, LLC                   N/A                 N/A
(June 2002-Present); Vice President of Client Services,
Marsico Capital Management, LLC (September 1997-Present);
Vice President of Institutional Services and other positions,
Janus Capital (1986-September 1997).

Partner, Dechert LLP (law firm) (more than five years).                     N/A                 N/A


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72

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                                  APPENDIX

         Pages 17, 26, 36 and 45 of the Annual Report contain Performance Graphs reflecting the growth of a $10,000 investment in certain Marsico Funds.